UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23941

Partners Group Growth, LLC

(Exact name of registrant as specified in charter)

c/o Partners Group (USA) Inc.

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Address of principal executive offices) (zip code)

Robert M. Collins

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Name and address of agent for service)

Copy to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

(215) 988-2700

Registrant’s telephone number, including area code: (212) 908-2600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Reports to Shareholders.

(a) The Reports to Shareholders are attached herewith.

PARTNERS GROUP GROWTH, LLC
(a Delaware Limited Liability Company)

Annual Report

For the Year Ended March 31, 2026

See the inside front cover for important information about access to your Fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and each time a report is posted you will be notified by mail and provided with a website address to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the Fund, by calling 1-888-977-9790.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-888-977-9790 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Partners Group funds held in your account if you invest through a financial intermediary or all Partners Group funds held with the fund complex if you invest directly with the Fund.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Table of Contents
For the Year Ended March 31, 2026

Report of Independent Registered Public Accounting Firm	1
Management’s Discussion of Fund Performance	2-4
Consolidated Schedule of Investments	5-10
Consolidated Statement of Assets and Liabilities	11-12
Consolidated Statement of Operations	13
Consolidated Statements of Changes in Net Assets	14
Consolidated Statement of Cash Flows	15
Consolidated Financial Highlights	16-19
Notes to Consolidated Financial Statements	20-36
Fund Management	37-40
Other Information	41-45

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Report of Independent Registered Public Accounting Firm
For the Year Ended March 31, 2026

To the Board of Managers and Members of
Partners Group Growth, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Partners Group Growth, LLC and its subsidiaries (the “Fund”) as of March 31, 2026, the related consolidated statements of operations and cash flows for the year ended March 31, 2026, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2026, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2026 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission.

We conducted our audit of these consolidated financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian, portfolio company investees or private equity funds; when replies were not received from the portfolio company investees, or private equity funds, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Dallas, Texas
May 30, 2026

We have served as the auditor of one or more investment companies in the Partners Group investment company group since 2010.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2026

Dear Members1,

Partners Group is pleased to present the Partners Group Growth, LLC (the “Fund”) annual report for the fiscal year ending March 31, 2026. The Fund (Class I), produced a total net return of 14.4%2 and ended the fiscal year with USD 377.7m in net assets. The Fund began investing in September of 2023 with a seed portfolio funded by an equity investment by Partners Group. Through the fiscal year, the fund continued to build a diversified portfolio.

Management commentary

In 2025, growth equity was a defining theme for global activity, despite restrictive trade policies and other headwinds. In private markets, exits began to pick up, IPOs reclaimed a larger share of realizations, and rate clarity helped simplify the pricing dynamics behind transactions. Exit volume edged higher and exit values rose meaningfully year over year, while fundraising softened in count but skewed toward larger vehicles, signaling that capital is concentrating with established managers even as activity returns.

Growth equity returns in private assets were anchored by fundamental earnings growth rather than by multiple expansion. This contrasts with public markets, where the MSCI World Index surged 21.1% on tech-driven valuation gains and the tech-heavy NASDAQ composite index posted a 20% return6 in the 2025 calendar year, rewarding companies dealing in AI. Growth equity investors prioritized disciplined capital deployment, focusing on market-leading businesses with robust fundamentals and exposure to long-term trends such as AI.

For Partners Group, growth was also a matter of deliberate expansion. After widening its growth equity strategy at the end of 2024, the firm deployed over USD 1 billion in 2025, completing seven transactions across growth buyouts and minority growth investments in technology and healthcare across the US, Latin America, and Asia-Pacific. Taken together, these moves suggest a market that in our view is not simply recovering but growing into a new rhythm.

Continuing to build on the initial portfolio, the Adviser focused on quality, established Private Equity Direct positions while increasing overall exposure and diversification through Private Equity Secondary Investments. This strategy has led to a portfolio of 45 positions with underlying exposure to more than 1,000 companies. The Fund has committed over USD 115m as of March 31, 2026, with a near-term pipeline of actionable investments. In an uncertain macro environment, success demands active value creation while targeting durable themes like digitalization and sustainability. The Fund is distinctly positioned to harness the strategic advantage of growth equity in this complex new world.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2026 (continued)

	Annualized Total Return as of March 31, 2026[2]
	1 Year	Since registration/ inception[3]
PG Growth Class I NAV Based[7]	14.4%	38.5%
PG Growth Class M NAV Based	n.a.	-0.5%
PG Growth Class S NAV Based	14.1%	12.0%
PG Growth Class S NAV Based with Sales Load[4]	12.5%	10.8%
PG Growth Class A NAV Based	n.a.	12.4%
PG Growth Class A NAV Based with Sales Load[4]	n.a.	8.5%
MSCI World[5]	18.9%	14.0%

Portfolio positioning

The Adviser implements relative value views to determine the sizing for new investments in any given period. We believe that the Fund’s ability to apply relative value across regions, markets, sectors, and investment types will persistently contribute to achieving the Fund’s investment goals. While we continue to believe that the best opportunities are in Private Equity Direct Growth Investments, which Partners Group originates and involve no underlying fees to other managers, the Fund also benefits from diversifying return potential of investments in secondaries and co-investments with other general partners.

As of March 31, 2026, the Fund has direct and indirect exposure to more than 1,000 portfolio companies across North America (56%), Europe (29%), Asia-Pacific (11%), and other regions (4%). Of these, the Fund held direct interests in 21 assets (46% of portfolio value), 22 stakes in secondary investments (53%), and 2 primary investments (1%). The Fund is further diversified across more than 16 vintage years.

Looking ahead

At a macro level, the past 12 months have been characterized by elevated uncertainty driven by major policy shifts and evolving geopolitical tensions. In particular, ongoing US policy uncertainty — such as tariffs — alongside the conflict in the Middle East have brought renewed uncertainty to the outlook. In 2025, inflation remained broadly contained and labor-market indicators softened, leading the Fed to deliver three consecutive 25 bps rate cuts toward the end of the year. More recently, the rise in energy prices as a result of the Iran war has re-introduced the risk of increasing inflation (especially headline inflation, while core inflation should be more stable) while at the same time presenting downside risk to economic growth (although we don’t forecast a recession in the US). These circumstances have introduced conflicting forces with regards to the Fed’s dual mandate, but we continue to expect further Fed funds rate cuts in 2026, though the timing will likely be delayed.

Against this backdrop, we believe the Fund remains well positioned to navigate near-term volatility. Direct exposure to recent developments in the Middle East is very limited and the rise in energy prices is not expected to have a material impact on portfolio companies; only a small number of companies are at risk to some near-term negative impact, and in those cases, mitigation is already well advanced. Specifically, exposure is largely buffered through long-term supply and off-take contracts, contractual pass-through mechanisms, and diversified sourcing arrangements. Management teams are also actively executing operational initiatives to manage input cost volatility—such as procurement renegotiations, targeted pricing actions, and cost discipline measures—while maintaining conservatively structured balance sheets.

More broadly, we believe private equity benefits from a favorable environment: valuation discounts relative to public markets are at their widest in 15 years8, borrowing costs have retreated more than 60% from post COVID peaks, and exit activity and premiums are recovering alongside improving capital markets conditions9. We remain constructive on the Fund’s ability to manage uncertainty and capitalize on attractive investment opportunities.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2026 (continued)

We sincerely appreciate the trust and confidence you have placed in Partners Group through your investment in the Fund. Thank you for your ongoing support. If you have any further questions or comments, we encourage you to reach out to your dedicated Partners Group representative or email our team at the provided address at DLPGPEOperations@partnersgroup.com

Sincerely,

Partners Group (USA) Inc.

Note: Data as of March 31, 2026.

1.	Terms used but not defined in this letter have the meanings set forth in the Notes to the Fund’s Financial Statements for the fiscal year ended March 31, 2026 hereinafter appearing.

2.

Past performance is not indicative of future results. Performance is not annualized for time horizons of one year or less. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the sale of Fund shares. All figures are net of all fees including advisory and incentive fees and fund expenses. Performance reflects expense reimbursements and/or fees waived by the adviser, without which performance would be lower. There is no assurance that similar results will be achieved in the future. Certain statements in this commentary are forward-looking statements. The forward-looking statements and other views expressed herein are those of Fund management as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. “n.a.” indicates the time horizon has not been reached.

3.

Partners Group Growth, LLC registered as a registered investment company on February 27, 2024. The first unit NAV following registration on February 29, 2024 has been used for performance calculation purposes for Class I. Performance shown is reflective of fees waived after the period from February 29, 2024 through August 1, 2024. The inception date of Class M is January 1, 2026, the inception date of Class S is October 31, 2024, the inception date of Class A is June 1, 2025. Performance for Class M, Class S, and Class A is shown as of each respective inception date. . Performance of the index is shown as since inception of Class I of the Fund.

4.	Assumes Maximum Placement Fee of 3.50% for Class A and 1.50% for Class S.

5.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,539 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The MSCI World Index was launched on Mar 31, 1986. Past performance is no indication or guarantee of future performance. The index is unmanaged and does not include fees. Investors may not invest in the index directly.

6.	Source: Bloomberg (2026). NASDAQ composite index (COMP)

7.

Actual performance for investors will differ from the performance presented in the table above due to the following: A processing error involving a secondaries transaction was discovered in early 2026 that impacted the valuation of that investment for certain periods through January 31, 2026. The error caused certain investors that subscribed to the Fund through February 1, 2026, to receive insufficient units at the time of their subscription. As of February 1, 2026, this error has been corrected by issuing additional units to affected investors, and the adviser’s waiver of management fees and reimbursement of additional amounts to the Fund (the “make-whole adjustments”). Following the make-whole adjustments, each investor in the Fund (other than certain affiliates of Partners Group) held units of at least the same aggregate value than if the error had not occurred. The February 2026 performance presented in the table above was calculated to reflect the experienced performance of a third-party investor post make-whole adjustments. Including the impact of the make-whole adjustments for the Share Class represented the February 2026 performance would be -0.86%. In consultation with the Fund’s adviser and its relevant service providers, it has been determined that a restatement of the NAV is not required. Accordingly, performance prior to February 2026 has not been restated.

8.	Source: Preqin and Bloomberg

9.	Source: Pitchbook and MSCI

Foreside Fund Services, LLC is the placement agent for the Fund.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

Private Equity Investments (100.60%) Direct Investments * (46.60%) Direct Equity (46.60%)	Investment Type	Acquisition Date	Shares	Cost	Fair Value**
Asia - Pacific (11.42%)
BPEA EQT Mid-Market Growth Co-investment Carlton, SCSp +, a, b, c	Limited partnership interest	01/21/25	—	$711,267	$819,214
Campus Co-investment, L.P. +, a, c	Common equity	03/20/24	9,002,997	9,017,127	13,648,782
Kedaara Victoria Holdings +, a, b, c	Limited partnership interest	09/28/23	—	4,440,057	4,639,984
Menou LP +, a, b	Limited partnership interest	08/23/24	—	1,762,511	1,422,073
PG Lotus Pte Ltd +, a, c	Preferred equity	10/31/25	8,053,180	8,053,180	8,053,180
PG Lotus Pte Ltd +, a, c	Common equity	10/31/25	423,852	423,852	493,304
PG Power Pte. Ltd. +, a, c	Common equity	10/30/24	458,287	12,863,685	14,066,499
Total Asia - Pacific (11.42%)					43,143,036

North America (28.99%)
Aurora Co-Invest L.P. +, a, b, c	Limited partnership interest	07/25/24	—	4,175,472	4,705,152
Circa Health LLC +, a, c	Common equity	09/05/25	1,584,356	15,475,853	17,214,688
General Atlantic (BTS) Coinvest, L.P. +, a, b, c	Limited partnership interest	03/09/26	—	9,720,000	9,720,000
Lumin Digital, LLC +, a, c	Preferred equity	11/20/24	187,500	1,126,695	1,500,099
Nautic KF Co-Invest L.P. +, a, b, c	Limited partnership interest	01/30/26	—	13,726,462	13,800,681
Nozomi Networks, Inc. +, a	Preferred equity	07/10/25	—	35,525	74,113
RCP Nats Co-Investment Fund, L.P. +, a, b, c	Limited partnership interest	04/30/25	—	199,121	307,380
Restor3D, Inc. +, a, c, d	Preferred equity	08/08/25	4,527,607	11,697,033	12,976,852
Revelstoke Capital Partners LLC (Holdco) +, a, c	Common equity	03/26/25	1,518,145	1,184,911	1,844,293
Saguaro Coinvestor Holdings, L.P. +, a, b, c	Limited partnership interest	09/19/25	—	6,455,813	7,004,925
Silver Lake Strategic Investors VI, L.P. +, a, b	Limited partnership interest	09/14/23	—	5,016,801	6,853,562
Surveyor Co-Invest SCSp +, a, b, c	Limited partnership interest	10/17/24	—	830,722	1,156,894
Sword Health Technologies, Inc. +, a	Common equity	05/14/24	88,109	2,749,092	5,227,968
Sword Health Technologies, Inc. +, a	Preferred equity	05/14/24	33,762	1,053,410	2,003,277
VEPF VIII Co-Invest 7-A, LP +, a, b, c	Limited partnership interest	09/18/25	—	26,195,344	25,115,179
Total North America (28.99%)					109,505,063

Rest of World (3.70%)
Palm Co-Invest SCSP +, a, b, c	Limited partnership interest	01/26/26	—	13,885,167	13,958,800
Total Rest of World (3.70%)					13,958,800

Western Europe (2.49%)
Akur8 SAS +, a, c	Common equity	08/28/24	182,785	1,910,315	2,192,027
Akur8 SAS +, a, c	Preferred equity	08/28/24	234,023	2,620,157	2,806,493
PG Investment Company 76 S.à r.l. +, a, c	Common equity	09/03/24	35,784	39,509	1

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Equity (continued)	Investment Type	Acquisition Date	Shares	Cost	Fair Value**
PG Investment Company 76 S.à r.l. +, a, c	Preferred equity	09/03/24	4,347,958	$4,800,562	$4,402,282
Total Western Europe (2.49%)					9,400,803

Total Direct Equity (46.60%)				$160,169,643	$176,007,702

Total Direct Investments (46.60%)				$160,169,643	$176,007,702

Secondary Investments *, b (53.22%)	Acquisition Date	Cost	Fair Value
Asia - Pacific (0.08%)
Affinity Asia Pacific Fund IV (No.2) L.P. +, a, c	09/30/24	129,888	260,878
Archer Capital Fund 5 +, a, c	09/30/24	1	3,371
Bain Capital Asia Fund II, L.P. +, a, c	03/31/25	11,563	35,410
Crescent Capital Partners IV, LP +, a	09/30/24	11,938	7,328
KV Asia Capital Fund I L.P. +, a, c	09/30/24	1	3,930
Total Asia - Pacific (0.08%)			310,917

North America (26.43%)
7Wire Ventures Fund II, L.P. +, a, c	12/29/23	381,848	562,216
7Wire Ventures Fund, L.P. +, a	12/29/23	676,887	1,775,520
Abry Partners VII, L.P. +, a, c	01/01/26	807	2,329
ACP Investment Fund, L.P. +, a, c	09/30/24	4,973	5,299
Altas Partners Holdings II LP +, a, c	09/30/25	1,265,352	1,236,956
ASP Securities Exchange Fund II L.P. +, a, c	09/30/24	762,821	1,537,673
August Capital V Special Opportunities, L.P. +, a, c	10/01/24	4,253	3,033
Bain Capital Venture Fund 2009, L.P. +, a, c	09/30/24	1	3,685
Bain Capital Venture Fund 2012, L.P. +, a	09/30/24	78,719	115,177
Berkshire Fund VIII, L.P. +, a, c	09/30/24	1	17,731
Birch Hill Equity Partners (US) IV, LP +, a, c	01/13/25	1	5,306
Cerberus Institutional Partners VI, L.P. +, a, c	10/01/25	612,983	940,413
Clearlake Capital Partners VI, L.P. +, a, c	12/31/25	4,711,497	5,551,034
Cortec Group Fund V, L.P. +, a, c	09/30/24	1	1
ESG Holdco II LLC +, a	12/29/23	2,944	1
Forge Opportunity L.P. +, a, c	08/13/25	1,915,955	2,490,768
GI Zeus Holdings-A LP +, a, c	08/13/25	1,617,119	2,876,007
HGGC Fund IV, L.P. +, a, c	09/30/25	1,177,139	1,233,214
Index Ventures Life VI (Jersey), L.P. +, a	09/30/24	16,263	85,543
Insight Ventures Partners XII, L.P. +, a, c	12/31/25	3,361,809	4,910,359
Madison Dearborn Capital Partners V, L.P. +, a, c	12/31/24	1	1
Mainsail Partners III, L.P. +, a, c	09/30/24	18,118	12,225
Marlin Equity III, L.P. +, a, c	09/30/24	1,485	1,680
New Enterprise Associates 14, L.P. +, a, c	10/01/24	187,332	507,568
Next Play Capital I, L.P. +, a, c	12/29/23	526,044	1,201,437
Next Play Capital II, L.P. +, a, c	12/29/23	472,699	1,121,094
NGP Natural Resources X, L.P. +, a, c	09/30/24	3,881	12,049
Novacap TMT International NV CV, L.P. +, a, c	10/31/24	1,140,145	1,428,926
NPC Exabeam, LLC +, a	12/29/23	84,841	1
NPC Guild, LLC +, a	12/29/23	169,592	37,154
Overbay Capital Partners 2024 Fund Aggregator (AIV IX) LP +, a, c	08/28/25	5,771,317	10,565,048
Performance Direct Investments V, L.P. +, a, c	05/01/25	159,111	185,612
Performance Venture Capital Reinvestment Fund, L.P. +, a, c	03/12/25	2,956,492	5,827,670
Performance Venture Capital VI, L.P. +, a, c	04/18/25	140,525	169,136
Ping An Global Equity Selection Fund +, a, c	09/30/25	2,636,175	3,248,205
Platinum Equity Capital Partners V, L.P. +, a, c	12/31/25	4,155,967	6,168,087

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Secondary Investments *, b (continued)	Acquisition Date	Cost	Fair Value
North America (continued)
Pritzker Private Capital II +, a, c	10/01/25	$1,335,298	$1,222,485
Project Senator Holding VII L.P. +, a, c	05/13/24	1,687,151	2,931,219
Redpoint Omega II, L.P. +, a	09/30/24	43,534	102,547
Redpoint Ventures IV, L.P. +, a, c	09/30/24	31,748	40,177
RoundTable Healthcare Partners III, L.P. +, a, c	09/30/24	7,552	40,933
SCP Dragon, L.P. +, a	06/16/25	3,310,858	5,374,688
SCP Harbor, L.P. +, a, c	10/13/23	5,812,753	12,216,176
SCP Shield, L.P. +, a	06/16/25	1,622,485	2,584,193
Sigma Partners 6, L.P. +, a	09/30/24	22,237	41,652
Sigma Partners 7, L.P. +, a	09/30/24	12,475	10,548
Sigma Partners 8, L.P. +, a	09/30/24	20,477	41,001
Springcoast Partners I-A, L.P. +, a, c	06/17/25	2,366,794	3,684,833
Sterling Partners - Small Market Growth 2009, L.P. +, a	12/01/24	11,103	33,109
STG IV, L.P. +, a, c	09/30/24	8,177	14,188
Summit Partners Growth Equity Fund VIII-B, L.P. +, a, c	12/31/24	5,517	8,569
Summit Partners Venture Capital Fund III-B, L.P. +, a, c	12/31/24	679	8,950
TA Atlantic and Pacific VII-A L.P. +, a, c	09/30/24	30,730	145,046
TA Subordinated Debt Fund III, L.P. +, a, c	09/30/24	1	871
TA XI, L.P. +, a, c	09/30/24	3,123	17,302
TCV IX L.P +, a, c	09/30/25	870,453	961,265
TCV X(A), LP +, a, c	09/30/25	880,968	1,448,279
TCV XI(A), L.P. +, a, c	12/31/25	1,510,769	2,212,284
TCV XI(A), LP +, a, c	09/30/25	1,014,168	1,293,148
TQS MCE LLC +, a	12/29/23	320,950	703,299
Trinity Ventures 2024, L.P. +, a, c	12/20/24	2,597,178	2,410,036
Trivest Fund V, L.P. +, a, c	10/01/24	21,290	62,362
Vector Capital V, L.P. +, a, c	01/01/26	1,030,206	942,570
VenCap Scotch LP +, a, c	09/12/25	4,477,181	7,442,476
Warburg Pincus Private Equity XI, L.P. +, a	01/01/25	5,529	11,704
Welsh, Carson, Anderson & Stowe XI, L.P. +, a	09/30/24	1,393	1
Total North America (26.43%)			99,844,069

Rest of World (0.10%)
Advent Latin American Private Equity Fund V, L.P. +, a, c	10/01/24	30,210	63,590
Pitango Venture Capital Fund VI L.P. +, a	09/30/24	222,554	300,460
Victoria South American Partners II, L.P. +, a, c	09/30/24	25,090	6,640
Total Rest of World (0.10%)			370,690

Western Europe (26.61%)
7RIDGE Investments 7 Limited Partnership +, a, c	10/28/25	13,808,052	13,676,682
Abingworth Bioventures VI LP +, a, c	10/01/24	9,781	13,935
Advent International GPE VI, L.P. +, a, c	10/01/24	6,619	6,850
Advent International GPE VII-E, L.P. +, a, c	10/01/24	8,132	17,697
Alchemy Special Opportunities Fund II L.P. +, a, c	09/30/24	8,707	18,204
APAX Europe VII - B, L.P. +, a, c	10/01/24	607	217
Astorg V FCPR +, a, c	09/30/24	891	1
Atomico IV L.P. (Project Matterhorn) +, a, c	01/31/24	2,533,380	3,635,405
Atomico V L.P. +, a, c	01/31/24	2,170,828	3,118,373
August Capital V, L.P. +, a, c	10/01/24	51,166	41,546
Bain Capital Europe Fund III, L.P. +, a, c	03/31/25	1	1
BC European Capital IX, L.P. +, a, c	10/01/24	8,449	51,206
Charterhouse Capital Partners IX +, a	09/30/24	999	1,215
DBAG Fund VI (Guernsey) L.P. +, a, c	09/30/24	19,480	25,936
Earlybird DWES Fund VI GmbH & Co. KG +, a, c	06/07/24	2,174,293	3,273,729
Earlybird DWES Fund VII GmbH & Co. KG +, a, c	06/07/24	1,004,489	1,404,480

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Secondary Investments *, b (continued)	Acquisition Date	Cost	Fair Value
Western Europe(continued)
EQT Mid Market Europe (No.1) Feeder Limited Partnership +, a, c	01/31/24	$789,863	$1,604,327
G Square Capital I +, a	12/01/24	112	119
HgCapital 8 L.P. +, a, c	10/01/25	1,416,500	1,877,236
Hg Genesis 9 L.P. +, a, c	10/01/25	1,109,445	1,209,542
HitecVision SpringPoint L.P. +, a, c	09/30/24	—	50
HitecVision V, L.P. +, a, c	09/30/24	5,867	1
HitecVision VI, L.P. +, a, c	09/30/24	38,444	40,445
Impilo Orphan Drugs AB +, a, c	08/01/25	103,579	224,436
Impilo Orphan Drugs AB +, a, c	09/19/24	463,086	600,986
Index Ventures Growth II (Jersey), L.P. +, a, c	09/30/24	89,140	74,971
Index Ventures Growth III (Jersey) L.P. +, a, c	06/30/25	2,254,060	3,341,456
Index Ventures Growth III (Jersey), L.P. +, a	09/30/23	843,061	3,619,551
Index Ventures Growth IV (Jersey), L.P. +, a	09/30/23	1,943,644	1,520,678
Index Ventures IX (Jersey), L.P. +, a, c	09/30/23	847,163	1,450,008
Index Ventures VI (Jersey), L.P. +, a, c	09/30/24	4,719,305	5,528,986
Index Ventures VII (Jersey), L.P. +, a, c	06/30/25	4,319,602	7,358,019
Index Ventures VIII (Jersey), L.P. +, a, c	06/30/25	689,855	1,708,295
Industrial Opportunity Partners II, L.P. +, a, c	09/30/24	3,653	9,856
Investindustrial V L.P. +, a, c	09/30/24	69,023	51,368
L Capital 3 FPCI +, a, c	12/02/24	13,346	9,265
Living Bridge 5 L.P. +, a, c	10/01/24	18,692	47,765
Montagu+ 2 SCSp +, a, c	10/30/25	9,159,274	10,887,133
Prime Ventures IV C.V. +, a, c	09/30/24	48,635	114,459
Summa Equity Fund III +, a, c	06/30/25	4,356,151	4,653,789
Summit Partners Europe Private Equity Fund, L.P. +, a, c	03/31/25	1	1
TDR Capital III ‘B’ L.P. +, a, c	10/01/24	100,101	115,271
Turkish Private Equity Fund III L.P. +, a, c	09/30/24	61,421	139,880
Verdane Freya X +, a, c	06/30/25	10,174,893	10,162,068
Verdane Freya XI +, a, c	06/30/25	5,729,491	6,572,098
Verdane Idun I +, a, c	06/30/25	3,242,092	3,487,889
Vitruvian Investment Partnership III, L.P. +, a, c	09/30/25	1,052,786	1,080,758
Vitruvian Investment Partnership IV +, a, c	09/30/25	1,201,106	1,353,944
Volpi Capital Investments Conti, L.P. +, a, c	09/07/23	4,873,407	6,363,708
WPEF V Feeder LP +, a, c	01/01/25	2,566	8,284
Total Western Europe (26.61%)			100,502,119

Total Secondary Investments (53.22%)		$146,054,358	$201,027,795

Primary Investments *, b (0.78%)
North America (0.78%)
AH 2026 Fund Multiplexer (Blocked) II, L.P. +, a, c	01/09/26	2,200,000	2,200,000
Lux Ventures IX, L.P. +, a, c	12/16/25	725,000	725,000
Total North America (0.78%)			2,925,000

Total Primary Investments (0.78%)		$2,925,000	$2,925,000

Total Private Equity Investments (Cost $309,149,001)(100.60%)			$379,960,497

Total Investments (Cost $309,149,001)(100.60%)			379,960,497

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

	Interest Rate	Units	Cost	Fair Value
Cash Equivalent
BlackRock Liquidity Funds - Treasury Trust Fund	3.54%[e]	3,036,025	$3,036,025	$3,036,025
Total Cash Equivalent (Cost $3,036,025)(0.80%)			3,036,025	3,036,025

Total Investments and Cash Equivalent (Cost $312,185,026)(101.40%)				$382,996,522

Liabilities in Excess of Other Assets ((1.40)%)				(5,284,895)

Net Assets (100.00%)				$377,711,627

*

Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment. Secondary Investments are single or portfolios of assets acquired on the secondary market. Notwithstanding the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any investment, the Fund may re-classify such investment as it deems appropriate.

**

The Fair Value of any Direct Investment may not necessarily reflect the current or expected future performance of such Direct Investment or the Fair Value of the Fund’s interest in such Direct Investment. Furthermore, the Fair Value of any Direct Investment has not been calculated, reviewed, verified or in any way approved by such Direct Investment or its general partner, manager or sponsor (including any of its affiliates). Please see below for further details regarding the valuation policy of the Fund.

+	The fair value of the investment was determined using significant unobservable inputs.

[a]

Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of March 31, 2026 was $379,960,497, or 100.60% of net assets. Total aggregated cost of restricted securities as of March 31, 2026 was $309,149,001.

[b]	Investment does not issue shares.

[c]	Investment has been committed to but has not been fully funded by the Fund.

[d]	Represents an affiliated issuer.

[e]	The rate shown is the annualized seven-day yield as of March 31, 2026.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

A summary of outstanding financial instruments at March 31, 2026 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Counterparty	Currency Purchased		Currency Sold		Value	Unrealized Appreciation (Depreciation)
April 22, 2026	State Street Bank International		$11,946,057		AUD18,090,000	$12,690,464	$(744,407)
April 22, 2026	State Street Bank International		AUD9,045,000		$6,345,651	$6,345,232	$(419)
April 22, 2026	State Street Bank International		AUD9,045,000		$6,345,651	$6,345,232	$(419)
April 29, 2026	State Street Bank International		$6,820,256		€5,820,000	$6,777,418	$42,838
April 29, 2026	State Street Bank International		$66,001,505		€55,880,000.	$65,072,533	$928,972
April 29, 2026	State Street Bank International		€3,490,000		$4,073,319	$4,064,122	$(9,197)
April 29, 2026	State Street Bank International		€3,390,000		$4,040,969	$3,947,672	$(93,297)
April 29, 2026	Morgan Stanley London		€27,410,000		$31,868,067	$31,919,079	$51,012
April 29, 2026	Morgan Stanley London		€27,410,000		$31,866,153	$31,919,079	$52,926
May 28, 2026	ANZ Bank		$24,093,746		INR2,200,000,000	$23,088,589	$1,005,157
June 24, 2026	State Street Bank International		$10,292,925		SEK92,300,000	$10,047,209	$245,716
June 24, 2026	State Street Bank International	SEK	46,150,000		$5,023,525	$5,023,604	$79
June 24, 2026	State Street Bank International	SEK	46,150,000		$5,022,579	$5,023,604	$1,025
October 14, 2026	State Street Bank International		$6,326,436	AUD	9,045,000	$6,172,676	$153,760
October 14, 2026	Morgan Stanley London		$32,086,804		€27,410,000	$31,822,540	$264,264
October 14, 2026	State Street Bank International		$5,049,405		SEK46,150,000	$4,893,470	$155,935
January 13, 2027	State Street Bank International		$6,310,702		AUD9,045,000	$6,157,938	$152,764
January 13, 2027	Morgan Stanley London		$32,192,239		€27,410,000	$31,919,754	$272,485
January 13, 2027	State Street Bank International		$5,068,260		SEK46,150,000	$4,910,804	$157,456
							$2,636,650

Legend:

€	- Euro
AUD	- Australian Dollar
SEK	- Swedish Krona
INR	- Indian Rupee

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities –
March 31, 2026

Assets
Unaffiliated Private Equity Investments, at fair value (cost $297,451,968)	$366,983,645
Affiliated Private Equity Investments, at fair value (cost $11,697,033)	12,976,852
Cash	70,420
Cash equivalents	3,036,025
Cash denominated in foreign currencies (cost $1,749,381)	1,746,614
Deposit for investments	18,083
Investment sales receivable	78,746
Interest receivable	53,328
Unrealized appreciation on forward foreign currency contracts	3,484,389
Other receivable	175,717
Prepaid expenses	312,585
Total Assets	$388,936,404

Liabilities
Credit facility	6,200,000
Investment purchases payable	277,210
Distribution, servicing and transfer agency fees payable	503,252
Unrealized depreciation on forward foreign currency contracts	847,739
Management fees payable	664,651
Professional fees payable	177,700
Accounting and administration fees payable	571,650
Custodian fees payable	61,230
Deferred tax liability, net	1,699,498
Other payable	221,847
Total Liabilities	$11,224,777

Commitments and contingencies (See note 10)

Net Assets	$377,711,627

Paid-in capital	$315,455,685
Distributable earnings (accumulated loss)	$62,255,942
Total Net Assets	$377,711,627

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities –
March 31, 2026 (continued)

Class A Units
Net assets	$165,801,429
Units outstanding	82,954,594
Net asset value per unit	$2.00

Class I Units
Net assets	$207,532,622
Units outstanding	103,451,060
Net asset value per unit	$2.01

Class M Units
Net assets	$352,083
Units outstanding	175,579
Net asset value per share	$2.01

Class S Units
Net assets	$4,025,493
Shares outstanding	2,012,328
Net asset value per share	$2.00

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Operations –
For the Year Ended March 31, 2026

Investment Income
Interest income	$1,328,685
Dividends (net of $0 withholding tax)	633,236
Transaction fee income	58,339
Other fee income	6,605
Total Investment Income	2,026,865

Operating Expenses
Incentive fee	5,171,689
Management fees	4,282,540
Professional fees	2,685,952
Interest expense	815,844
Accounting and administration fees	510,430
Line of credit fees	208,210
Board of Managers’ fees	165,944
Tax expense	4,606
Insurance expense	86,554
Custodian fees	36,000
Distribution and servicing fees
Class A Units	702,419
Class S Units	4,440
Transfer agency fees
Class A Units	31,930
Class I Units	79,138
Class M Units	11
Class S Units	1,262
Other expenses	989,615
Total Expenses	15,776,584
Expense waiver from Adviser	(1,064,524)
Net Expenses	14,712,060

Net Investment Loss	(12,685,195)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts, Foreign Currency, Distributions from primary and secondary Investments and Deferred Tax

Net realized gain from investments	1,860,003
Net realized gain on foreign currency transactions	614,822
Net realized loss on forward foreign currency contracts	(2,367,220)
Net realized gain distributions from primary and secondary investments	108,056
Net change in accumulated unrealized appreciation (depreciation) on:
Unaffiliated investments	38,177,881
Affiliated investments	1,279,819
Foreign currency translation	(62,828)
Forward foreign currency contracts	3,366,683
Deferred income tax expense on unrealized appreciation	(1,970,038)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts, Foreign Currency,Distributions from primary and secondary Investments and Deferred Tax	41,007,178

Net Increase (Decrease) in Net Assets from Operations	$28,321,983

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets –

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Increase (decrease) in Net Assets resulting from operations:
Net investment loss	$(12,685,195)	$(4,184,859)
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency contracts and distributions from primary and secondary investments	215,661	1,528,932
Net change in unrealized appreciation (depreciation) on investments, foreign currency translation, forward foreign currency contracts and deferred income tax expense	40,791,517	12,619,450
Net increase in Net Assets resulting from operations	$28,321,983	$9,963,523

Distributions to unitholders from:
Distributable earnings	(24,210,247)	—
Total distributions to unitholders	$(24,210,247)	$—

Capital transactions (See note 5):
Issuance of common Units
Class A Units	$160,246,000	$—
Class I Units	69,364,500	43,260,000
Class M Units	348,723	—
Class S Units	4,116,500	375,000
Reinvestment of common Units
Class A Units	6,755,549	—
Class I Units	16,202,006	—
Class S Units	291,847	—
Redemption of common Units
Class A Units	(164,334)	—
Exchanges of common Units
Class I Units	803,996	—
Class S Units	(803,996)	—
Total increase in Net Assets resulting from capital transactions	$257,160,791	$43,635,000

Total increase in Net Assets	$261,272,527	$53,598,523

Net Assets at beginning of year	$116,439,100	$62,840,577
Net Assets at end of year	$377,711,627	$116,439,100

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Cash Flows –
For the Year Ended March 31, 2026

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Net Assets from Operations	$28,321,983
Adjustments to reconcile Net Increase (Decrease) in Net Assets from Operations to net cash provided by (used in) operating activities:
Net change in accumulated unrealized (appreciation) depreciation on investments	(39,457,700)
Net change in unrealized (appreciation) depreciation on forward foreign currency contracts	(3,366,683)
Net realized gain from investments and foreign currency transactions	(2,474,825)
Purchases of investments	(252,377,471)
Proceeds from sales of investments	29,077,474
Increase in deposit for investments	(18,083)
Decrease in interest receivable	10,160
Decrease in due from affiliate	641,460
Decrease in due from broker	750,000
Increase in other receivable	(148,319)
Increase in prepaid expenses	(258,096)
Decrease in incentive fees payable	(8,623)
Increase in management fees payable	390,155
Increase in distribution, servicing and transfer agency fees payable	423,312
Decrease in professional fees payable	(214,799)
Decrease in accounting and administrative fees payable	(220,010)
Increase in custodian fees payable	4,230
Decrease in deferred tax liability, net	(4,342,009)
Increase in other payable	50,772
Net Cash (Used in) Operating Activities	(243,217,072)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of Units	234,075,723
Distributions paid	(24,210,247)
Reinvestment of common units	23,249,402
Payments for Units redeemed	(164,334)
Proceeds from credit facility	6,200,000
Net Cash Provided by Financing Activities	239,150,544

Net change in cash and cash equivalents	(4,066,528)

Effect of exchange rate changes on cash	614,822

Cash and cash equivalents at beginning of year(1)	8,304,765
Cash and cash equivalents at end of year(2)	$4,853,059

Supplemental and non-cash financing activities
Cash paid during the year for interest	$(815,844)
Income taxes paid	$(6,312,048)
Reinvestment of common Units	$23,249,402

(1)	Balance includes cash and cash equivalents and cash denominated in foreign currencies of $7,389,347 and $915,418, respectively.

(2)	Balance includes cash, cash equivalents and cash denominated in foreign currencies of $70,420, $3,036,025 and $1,746,614, respectively.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights –

	Class A
	For the Period from June 1, 2025 (Commencement of Operations) to March 31, 2026
Per Unit Operating Performance:(1)
Net asset value, beginning of period	$1.96
Issuance of units	—
Income from investment operations:
Net investment loss(2)	(0.07)
Net realized and unrealized gain on investments(2)	0.31
Net increase in net assets resulting from operations	0.24
Distributions from:
Net realized gains	(0.20)
Total distributions	(0.20)
Net asset value, end of period	$2.00

Total Return After Incentive Allocation(3)(4)	12.38%

Ratios and supplemental data:(3)
Net assets, end of period in thousands (000’s)	$165,801
Net investment income (loss) to average net assets, excluding Incentive Allocation	(2.85	)%(5)
Ratio of gross expenses to average net assets, excluding Incentive Allocation (6)(7)	4.77	%(5)
Ratio of Incentive Fee to average net assets(4)	1.20%
Ratio of gross expenses and Incentive Fee to average net assets(6)(7)	5.97	%(5)(8)
Ratio of expense waivers to average net assets	(0.36	)%(5)
Ratio of net expenses and Incentive Fee to average net assets(7)	5.61	%(5)(8)
Ratio of net expenses to average net assets, excluding Incentive Fee(7)	4.41	%(5)

Portfolio Turnover	11.54%

(1)	Selected data for a Net Asset Value per Unit outstanding throughout the period.

(2)	Calculated using average units outstanding.

(3)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(4)	Not annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense waivers by/to the Adviser.

(7)	Ratio does not include expenses of Primary and Secondary Investments.

(8)	The Incentive Fee and/or organizational expenses are not annualized.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights – (continued)

	Class I
	Year Ended March 31, 2026	Year Ended March 31, 2025*	For the Period from September 20, 2023 (Commencement of Operations) to March 31, 2024*
Per Unit Operating Performance:
Net asset value, beginning of period	$1.93	$1.73	$—
Issuance of units	—	—	1.42
Income from investment operations:
Net investment income (loss)(1)	(0.11)	(0.10)	(0.02)
Net realized and unrealized gain (loss) on investments(1)	0.39	0.30	0.33
Net increase in net assets resulting from operations	0.28	0.20	0.31
Distributions from:
Net realized gains	(0.20)	—	—
Total distributions	(0.20)	—	—
Net asset value, end of period	$2.01	$1.93	$1.73

Total Return after Incentive Fee(2)(5)	14.41%	11.78%	38.47%

Ratios and supplemental data:(4)
Net assets, end of period in thousands (000s)	$207,533	$116,064	$62,841
Net investment income (loss) to average net assets before Incentive Fee	(3.10)%	(2.45)%	3.37	%(6)
Ratio of gross expenses to average net assets, excluding Incentive Fee(4)	3.83%	4.00%	6.52	%(6)
Ratio of Incentive Fee to average net assets(5)	2.29%	1.89%	3.13%
Ratio of gross expenses and Incentive Fee to average net assets(4)	6.12%	5.89%	9.65	%(6)
Ratio of expense waivers to average net assets	(0.45)%	(1.13)%	(9.88	)%(6)
Ratio of net expenses and Incentive Fee to average net assets	5.67%	4.76%	(0.23	)%(6)
Ratio of net expenses to average net assets, excluding Incentive Fee	3.51%	2.87%	(3.36	)%(6)

Portfolio Turnover	11.54%	5.44%	3.28%

*	During the year ended March 31, 2025, the Fund effected a 1-for-4 unit split on July 2, 2024. All historical per unit information has been retroactively adjusted to reflect this unit split.

(1)	Calculated using average units outstanding.

(2)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(3)	Ratios may vary for individual investor.

(4)	Ratio does not include expenses of Primary and Secondary Investments.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights – (continued)

	Class M
	For the period from January 1, 2026 (Commencement of Operations) to March 31, 2026
Per Unit Operating Performance: (1)
Net asset value, beginning of period	$2.01
Issuance of units	—
Income from investment operations:
Net investment loss(2)	(0.02)
Net realized and unrealized losses on investments(2)	0.02
Net decrease in net assets resulting from operations	0.00
Net asset value, end of period	$2.01

Total Return After Incentive Allocation(3)(4)	(0.45)%

Ratios and supplemental data:
Net assets, end of period in thousands (000’s)	$352
Net investment income (loss) to average net assets, excluding Incentive Fee	(4.01	)%(5)
Ratio of gross expenses to average net assets, excluding Incentive Fee(6)(7)	5.22	%(5)
Ratio of Incentive Fee to average net assets(4)	—
Ratio of gross expenses and Incentive Fee to average net assets(6)(7)	5.22	%(5)(8)
Ratio of expense waivers to average net assets	(0.47	)%(5)
Ratio of net expenses and Incentive Fee to average net assets(7)	4.75	%(5)(8)
Ratio of net expenses to average net assets, excluding Incentive Fee(7)	4.75	%(5)

Portfolio Turnover	11.54%

(1)	Selected data for a Net Asset Value per Unit outstanding throughout the period.

(2)	Calculated using average units outstanding.

(3)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(4)	Not annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense waivers by/to the Adviser.

(7)	Ratio does not include expenses of Primary and Secondary Investments.

(8)	The Incentive Fee and/or organizational expenses are not annualized.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights – (continued)

	Class S
	Year Ended March 31, 2026	Year Ended March 31, 2025*
Per Unit Operating Performance:
Net asset value, beginning of year	$1.93	$—
Issuance of units	—	1.92
Income from investment operations:
Net investment loss(1)	(0.09)	(0.11)
Net realized and unrealized gain on investments(1)	0.36	0.12
Net increase in net assets resulting from operations	0.27	0.01
Distributions from:
Net realized gain	(0.20)	—
Total distributions	(0.20)	—
Net asset value, end of year	$2.00	$1.93

Total Return After Incentive Allocation(2)	14.10%	2.86%

Ratios and supplemental data:(3)
Net assets, end of year in thousands (000’s)	$4,026	$375
Net investment (loss) to average net assets, before Incentive fee	(2.17)%	(3.71)%
Ratio of gross expenses to average net assets, excluding Incentive fee(4)	4.07%	10.88%
Ratio of Incentive Fee to average net assets	2.30%	2.10%
Ratio of gross expenses and Incentive Fee to average net assets(4)	6.37%	12.98%
Ratio of expense waivers to average net assets	(0.35)%	(6.75)%
Ratio of net expenses and Incentive Fee to average net assets	6.02%	6.23%
Ratio of net expenses to average net assets, excluding Incentive Fee	3.72%	4.13%

Portfolio Turnover	11.54%	5.44%

*	During the year ended March 31, 2025, the Fund effected a 1-for-4 unit split on July 2, 2024. All historical per unit information has been retroactively adjusted to reflect this unit split.

(1)	Calculated using average units outstanding.

(2)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective years, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(3)	Ratios may vary for individual investor.

(4)	Ratio does not include expenses of Primary and Secondary Investments.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026

1. Organization

Partners Group Growth, LLC (the “Fund”) is a Delaware limited liability company that was organized on July 1, 2023, and commenced operations on September 20, 2023. The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund is managed by Partners Group (USA) Inc. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) pursuant to an investment management agreement between the Fund and the Adviser (the “Investment Management Agreement”). The Board of Managers of the Fund (collectively, the “Board” and each member thereof a “Manager”) has oversight responsibility for the management and supervision of the business operations of the Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, a committee of the Board, or the Adviser. The Fund’s investment objective is to seek long-term capital appreciation by investing in private market enterprises with above-market growth potential. The Fund makes investments directly and through its wholly owned subsidiaries, Partners Group Growth Finance, LLC (the “Finance Subsidiary”), Partners Group Growth (Subholding), LLC (the “Onshore Subsidiary”) and Partners Group Growth BSL, LLC (the “BSL Subsidiary”).

Units are offered only to investors that represent that they are “accredited investors” within the meaning of Rule 501 under the Securities Act of 1933, as amended, and “qualified clients” within the meaning of Rule 205-3 under the Investment Advisers Act. Purchasers of Units become members of the Fund (“Members”).

For its tax year ending October 31, 2025, the Fund elected for the first time to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund offers four classes of Units designated as “Class A Units”, “Class I Units”, “Class M Units”, and “Class S Units”. In the future the Fund may offer additional classes of Units. The Class A Units, Class I Units, Class M Units, Class S Units, and each additional class of Units issued by the Fund, if any, will have different characteristics, particularly regarding the sales charges that purchasers of Units of the additional class bear the distribution and service fees, if any, and other class specific expenses, if any, that are charged to holders of Units of such class. The Adviser has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

Although Units of each class represent pro rata interests in the Fund, each class votes separately on class-specific matters. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of Units based on the relative net assets of each class to the total net assets of the Fund.

2. Significant Accounting Policies

The Fund is an investment company and applies the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the consolidated financial statements.

2.a. Basis of Accounting

The Fund’s accounting and reporting policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

2.b. Valuation of Investments

Investments held by the Fund include publicly traded equity and debt investments (“Public Investments”)”, direct equity investments in operating companies (“Direct Investments”) and primary and secondary investments in private equity funds (“Primary Investments” and “Secondary Investments”, respectively, and together, “Private Equity Fund Investments”; Direct Investments and Private Equity Fund Investments, collectively, “Private Equity Investments”).

The Fund is required to report its investments, including those for which current market values are not readily available, at fair value.

The Fund values its investments in accordance with ASC 820, Fair Value Measurements (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, and Rule 2a-5 under the Investment Company Act (“Rule 2a-5”). Pursuant Rule 2a-5, the Board designated the Adviser as “valuation designee” to perform fair value determinations and approve amended Valuation Procedures.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

2. Significant Accounting Policies (continued)

Fair value is based on observable market prices or parameters or derived from such prices or parameters when such quotations are readily available. In accordance with Rule 2a-5, a market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable.

The Adviser, as “valuation designee” under Rule 2a-5, determines the fair value of the Fund Investments in conformity with U.S. GAAP and the Fund’s Valuation Procedures. As permitted by the Valuation Procedures, the Adviser values the Fund Investments in consultation with employees of the Adviser’s parent company or one of its subsidiaries. The Valuation Procedures require evaluation of all relevant factors reasonably available to the Adviser and its affiliates at the time the Fund Investments are valued.

Direct Investments

In assessing the fair value of the Fund’s non-traded Direct Investments in accordance with the Valuation Procedures, the Adviser uses a variety of methods such as earnings multiples, discounted cash flow and market data from third party pricing services. The Adviser makes valuation assumptions based on market conditions existing at the end of each reporting period. Quoted market prices or dealer quotes for certain similar instruments are used for debt investments where appropriate. Other techniques, such as option pricing models and estimated discounted value of future cash flows, are used to determine fair value for the remaining financial instruments. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Private Equity Fund Investments

The fair values of Private Equity Fund Investments determined by the Adviser in accordance with the Valuation Procedures are estimates. These estimates are net of management and performance incentive fees or allocations payable pursuant to the respective organizational documents of the Private Equity Fund Investments. Ordinarily, the fair value of a Private Equity Fund Investment is based on the net asset value of that Private Equity Fund Investment reported by its investment manager. If the Adviser determines that the most recent net asset value reported by the investment manager of a Private Equity Fund Investment does not represent fair value or if the manager of a Private Equity Fund Investment fails to report a net asset value to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Procedures. In making that determination, the Adviser will consider whether it is appropriate, considering all relevant circumstances, to value such Private Equity Fund Investment at the net asset value last reported by its investment manager, or whether to adjust such value to reflect a premium or discount to such net asset value. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

For each of the Fund’s Private Equity Fund Investments (for the purposes of this paragraph, an “Investee”), the Fund has no right to cause the Investee or any third party to purchase the Fund’s investment in the Investee, at the end of the term of such investment, or at any other time. Accordingly, in a typical Private Equity Fund Investment, the Fund expects to realize the value remaining in its investment at the end of the investment’s term through distributions resulting from the liquidation of the remaining assets of the Investee.

The Valuation Procedures are implemented by the Adviser and State Street Bank and Trust Company, the Fund’s administrator (the “Administrator”). Both the Adviser and the Administrator are subject to the oversight of, and report to, the Board. The Adviser and the Administrator monitor and review the methodologies of the various third-party pricing services that are employed by the Fund.

The Adviser and certain of its affiliates act as investment advisers to clients other than the Fund. However, the valuation attributed to a Private Equity Investment held by the Fund and to the same Private Equity Investment held by another client, one of the Adviser’s affiliates, or a client of one of its affiliates might differ due to differences in accounting, regulatory or other factors applicable to the Fund, to such other client or the Adviser’s affiliate.

2.c. Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments, such as money market funds, with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. In the normal course of its business, the Fund holds cash, including foreign currencies, in short-term interest-bearing deposit

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

2. Significant Accounting Policies (continued)

accounts to provide liquidity pending investment in private equity investments. At times, the amounts held in these accounts may exceed applicable federally insured limits. The Fund has not experienced any losses in these accounts and does not believe that it is exposed to significant credit risk in these accounts.

2.d. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. Generally, valuations of assets and liabilities denominated in currencies other than the U.S. Dollar are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at transaction date exchange rates. As of March 31, 2026, the Fund’s investments denominated in foreign currencies were as follows:

Currency	Number of investments
Australian Dollar	4
British Pound Sterling	4
Canadian Dollars	1
Euros	38
Japanese Yen	1
Swedish Kronor	1

The Fund does not separately state the portion of the results of operations due to fluctuations in foreign exchange rates. They are included with other changes in fair values of the investments during the period.

2.e. Forward Foreign Currency Exchange Contracts

The Fund may enter forward foreign currency exchange contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering a closing transaction or by the delivery or receipt of the currency. The risk that counterparties may be unable to meet the terms of their contracts and the risk of unanticipated movements in the value of a foreign currency relative to the U.S. Dollar are inherent in forward foreign currency exchange contracts.

During the year ended March 31, 2026, the Fund entered 49 long/short forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Assets and Liabilities, the Fund had $3,484,389 in unrealized appreciation and $(847,739) in unrealized depreciation on forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Operations, the Fund had $(2,367,220) in net realized gains (losses) and $3,366,683 change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts. The outstanding forward foreign currency exchange contract amounts at March 31, 2026 are representative of contract amounts during the period.

2.f. Investment Income

The Fund records a distribution of cash or in-kind securities on a Private Equity Investment at fair value based on the information contained in the notice provided to the Fund when the distribution is received. Thus, the Fund recognizes in the Consolidated Statement of Operations its share of realized gains (or losses) and the Fund’s share of net investment income (or loss) based upon information received about distributions on Private Equity Investments. Unrealized appreciation (depreciation) on investments presented in the Consolidated Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains/losses, and undistributed net investment income (or loss) on Private Equity Investments for the relevant period.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

2. Significant Accounting Policies (continued)

For certain Direct Investments, the Fund classifies various types of non-interest income received as either other income or transaction income. Other income includes transfer fees, amendment fees, and unfunded fees. Transaction income includes break-up fees, directors’ fees, financial advisory fees, topping fees, investment banking fees, monitoring fees, organizational fees, and syndication fees.

2.g. Interest and Dividend Income

Dividend income is recorded on the ex-dividend date, except for certain dividends received from foreign securities and Direct Equity Investments for which the ex-dividend date has passed, in which case the dividend is recorded as soon as a Fund is informed that the ex-dividend date has occurred. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on an accrual basis from the settlement date, except for securities with a forward starting effective date, where interest income is recorded on the accrual basis from the effective date.

2.h. Fund Expenses

The Fund records expenses for all costs incurred in its conduct of the business of the Fund on an accrual basis, including, but not limited to, the following: all costs of portfolio transactions and positions for the Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for lines of credit; fees for data and software providers; costs of insurance; registration costs; fees of each Manager who is not an “interested person” of the Fund, as defined in the Investment Company Act (each, individually an “Independent Manager” and collectively, the “Independent Managers”); and costs of meetings of the Board, including reimbursement of the Independent Managers for their costs in attending meetings of the Board.

2.i. Expenses Relating to Purchases of Secondary Investments

Expenses relating to purchases of Secondary Investments include the amortization of deferred payments on Secondary Investments. Such amortization expense is recognized on a monthly basis until the due date of a deferred payment.

2.j. Income Taxes

The Fund recognizes tax positions in its consolidated financial statements only when it is more likely than not that the relevant taxing authority will, upon examination, sustain the position based on its merits. A position that meets this standard is measured at the maximum benefit that will more likely than not be realized upon settlement. The Fund classifies any interest expense related to income taxes in income tax expense, and any income tax penalties under expenses in the Consolidated Statements of Operations. During the year ended March 31, 2026, the Fund did not incur any interest or penalties.

State and federal deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities, using the enacted statutory tax rate. Deferred income tax expenses or benefits are based on the changes in the assets and liabilities from period to period.

The Fund’s tax positions have been reviewed based on applicable statutes of limitation for tax assessments, which may vary by jurisdiction. Based on this review, the Fund has concluded that the Fund’s net deferred tax liability at March 31, 2026, unrealized gains, unrealized losses and tax losses carried forward was $1,699,498. This deferred tax liability represents the estimated future tax liability that would be due if the unrealized gains and unrealized losses were realized, and if the tax losses carried forward were utilized as of the balance sheet date. The Fund is subject to potential examination by certain taxing authorities in various jurisdictions. The Fund’s tax positions are subject to ongoing interpretation of laws and regulations by taxing authorities.

As noted above, the Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income, whether or not distributed to Members, at corporate rates, and all distributions of earnings and profits would be taxable to Members as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions until it requalifies as a RIC that is accorded special tax treatment under Subchapter M. In order to comply with the requirements of Subchapter M, the Fund must distribute substantially all of its taxable income and gains to holders of Fund Units and meet certain diversification and income requirements with respect to its investments. The Onshore Subsidiary is treated as an association taxable as a corporation for U.S. federal income tax purposes. The BSL Subsidiary and Finance Subsidiary are each treated as an entity separate from the Fund, and thus are disregarded, for U.S. federal income tax purposes. In preparing its consolidated financial statements, the Onshore Subsidiary

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

2. Significant Accounting Policies (continued)

is required to recognize its estimate of income taxes for Federal and State purposes as a deferred tax asset or liability. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the corresponding amounts for income tax purposes. If the Onshore Subsidiary has a deferred tax asset, consideration is given as to whether a valuation allowance is required. The BSL Subsidiaries and Finance Subsidiary are not subject to U.S. federal and state income taxes.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2026, the tax years from the year 2023 forward remain subject to examination by the major tax jurisdictions in which the Fund is subject to examination.

During the year ended March 31, 2026 the Fund reclassified $35,299,044 from undistributed net investment income, $56,275 of accumulated net realized gain (loss) on investments and forward foreign currency contracts, $0 of accumulated net unrealized appreciation on investments and forward foreign currency contracts, and $0 of foreign currency translation, to paid-in capital.

2.k. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, as well as the reported increases and decreases in capital from operations during the reporting period. Actual results may differ from those estimates.

2.l. Consolidated Financial Statements

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

2.m. Disclosures about Offsetting Assets and Liabilities

The Fund is required to disclose information about offsetting assets and liabilities and similar arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to Master Netting Agreements (“MNA”) or similar arrangements in the Consolidated Statement of Assets and Liabilities. The table below presents the amounts of the Fund’s derivative assets and liabilities as of March 31, 2026: gross, net of amounts available for offset under a MNA, and net of the related collateral received and/or pledged, if any, by the Fund:

Counterparty	Derivative Assets Subject to a MNA with Counterparty	Financial Instruments Available for Offset	Collateral Received[1]	Net Amount[2]
State Street Bank International	$1,838,545	$847,739	$—	$990,806
ANZ Bank	1,005,157	—	—	1,005,157
Morgan Stanley London	640,687	—	—	640,687

Counterparty	Derivative Liabilities Subject to a MNA with Counterparty	Financial Instruments Available for Offset	Collateral Pledged[1]	Net Amount[3]
State Street Bank International	$847,739	$847,739	$—	$—

[1]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount due from the Fund to the counterparty in the event of default.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

2. Significant Accounting Policies (continued)

2.n. Recently Adopted Accounting Pronouncements

The Fund considers the applicability and impact of all accounting standard updates (“ASU”) issued by the FASB. ASUs not listed were assessed by the Fund and either determined to be not applicable or not expected to have a material effect on the accompanying consolidated financial statements.

In November 2023, the FASB issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”),“which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by ASC 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for the fiscal years beginning after December 15, 2023, and interim periods beginning with the quarter ended June 30, 2025. The Fund has adopted ASU 2023-07 effective March 31, 2025 and concluded that the application of this guidance impacted the notes to the consolidated financial statements only and did not affect the Fund’s financial position or the results of its operations. See Note 11 for more information on the effects of the adoption of ASU 2023-07.

In December 2023, the FASB issued ASU 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”),” which intends to improve the transparency of income tax disclosures. ASU No. 2023-09 is effective for fiscal years beginning after December 15, 2024 and is to be adopted on a prospective basis with the option to apply retrospectively. The adoption of ASU 2023-09 did not have a material impact to the Fund’s consolidated financial statements.

2.o. Revision to Previously Reported Financial Information

The Fund identified an error in which deferred payment transactions were not properly accounted for within the respective investment cost basis of Earlybird DWES Fund VI GmbH & Co. KG and Earlybird DWES Fund VII GmbH & Co. KG during the year-ended March 31, 2025. The error resulted in a $1,445,587 understatement of Investment cost and Investment purchases payable and an overstatement of Net change in unrealized appreciation on investments by the same amount in the Fund’s March 31, 2025 Consolidated financial statements. Management has determined that the identified error is not material to the consolidated financial statements taken as a whole for the year-ended March 31, 2025. Accordingly, the correction is reflected as a revision to the previously reported consolidated financial information as of and for the year ended March 31, 2025 within the current year consolidated financial statements of the Fund.

Consolidated Statements of Changes in Net Assets –	March 31, 2025 Increase (decrease) in Net Assets resulting from operations
	As Reported	Adjustments	Revised
Net investment loss	$(4,190,504)	$5,645	$(4,184,859)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translation, forward foreign currency contracts and deferred income tax expense	14,065,037	(1,445,587)	12,619,450
Net increase in Net Assets resulting from operations	$11,403,465	$(1,439,942)	$9,963,523

	Total increase in Net Assets
	As Reported	Adjustments	Revised
Total increase in Net Assets	$55,038,465	$(1,439,942)	$53,598,523

	Net Assets at end of period
	As Reported	Adjustments	Revised
Net Assets at end of period	$117,879,042	$(1,439,942)	$116,439,100

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

2. Significant Accounting Policies (continued)

Consolidated Financial Highlights – Class I	March 31, 2025 Per Unit Operating Performance
	As Reported	Adjustments	Revised
Net realized and unrealized gain (loss) on investments	$0.34	$(0.04)	$0.30
Net increase in net assets resulting from operations	0.24	(0.04)	0.20
Net asset value, end of period	1.97	(0.04)	1.93
Total Return	13.57%	(1.79)%	11.78%

	Ratios and supplemental data
	As Reported	Adjustments	Revised
Net assets, end of period in thousands (000s)	$117,504	$(1,440)	$116,064
Net investment income (loss) to average net assets before Incentive Fee	(2.25)%	(0.20)%	(2.45)%
Ratio of gross expenses to average net assets, excluding Incentive Fee	4.01%	(0.01)%	4.00%
Ratio of Incentive Fee to average net assets	2.10%	(0.21)%	1.89%
Ratio of gross expenses and Incentive Fee to average net assets	6.11%	(0.22)%	5.89%
Ratio of expense waivers to average net assets	(1.34)%	0.21%	(1.13)%
Ratio of net expenses and Incentive Fee to average net assets	4.77%	(0.01)%	4.76%
Ratio of net expenses to average net assets, excluding Incentive Fee	2.67%	0.20%	2.87%

Consolidated Financial Highlights – Class S	March 31, 2025 Per Unit Operating Performance
	As Reported	Adjustments	Revised
Issuance of units	$1.95	$(0.03)	$1.92
Net asset value, end of period	1.96	(0.03)	1.93

3. Fair Value Measurements

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated fair values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-level hierarchy is used to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs). This distinction determines the classification of fair value measurements for disclosure purposes.

The various types of inputs used in determining the value of the Fund’s investments are summarized below for each of the three levels:

Valuation of Investments

·

Level 1 – Pricing inputs are quoted prices available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange. The fair value is

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

3. Fair Value Measurements (continued)

determined to be the last sale price on the determination date, or, if no sales occurred on that date, the closing bid price on the determination date. In accordance with authoritative guidance, the Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position in an investment and a sale could reasonably impact the quoted price.

·

Level 2 – Pricing inputs are observable inputs other than quoted prices for identical assets in active markets (i.e., not Level 1 inputs). Fair value is determined using models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments that are generally included in this category include corporate notes, convertible notes, warrants and restricted public equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

·	Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if

·

any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category are private equity and debt investments, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs is based on the Adviser’s estimates that consider a combination of various factors and performance measurements. These factors and measurements include the timing of the transaction; the market in which the investment operates; comparable market transactions; operational performance and projections of the investments; various performance multiples as applied to earnings before interest, taxes, depreciation, and amortization or a similar measure of earnings for the latest reporting period or a forward period; brokers’ quotes; and discounted cash flow analysis.

Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed. The following is a summary of the Fund’s investments classified in the fair value hierarchy as of March 31, 2026:

Investments	Level 1	Level 2	Level 3	Total
Direct Investments:
Direct Equity	$—	$—	$176,007,702	$176,007,702
Total Direct Investments*	$—	$—	$176,007,702	$176,007,702
Secondary Investments*	$—	$—	$201,027,795	$201,027,795
Primary Investments*	$—	$—	$2,925,000	$2,925,000
Cash Equivalents	3,036,025	—	—	3,036,025
Total Investments	$3,036,025	$—	$379,960,497	$382,996,522
Other Financial Instruments
Assets
Foreign Currency Exchange Contracts**	$—	$3,484,389	$—	$3,484,389
Total Assets	$—	$3,484,389	$—	$3,484,389

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

3. Fair Value Measurements (continued)

Investments	Level 1	Level 2	Level 3	Total
Liabilities
Foreign Currency Exchange Contracts**	$—	$(847,739)	$—	$(847,739)
Total Liabilities	$—	$(847,739)	$—	$(847,739)

Total Investments net of Foreign Currency Exchange Contracts	$3,036,025	$2,636,650	$379,960,497	$385,633,172

*	Private Equity Investments are described in Note 2.b.

**	Forward Foreign Currency Exchange Contracts are described in Note 2.e.

The following is a reconciliation of the amount of the account balances on April 1, 2025 and March 31, 2026 of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2025	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Gross Sales	Net Amortization of Discount/ (Premium)	Net Transfers In or Out of Level 3	Balance as of March 31, 2026
Direct Investments:
Direct Equity Investments	$51,351,551	$1,751,356	$6,635,313	$125,648,803	$(9,379,321)	$—	$—	$176,007,702
Total Direct Investments*	$51,351,551	$1,751,356	$6,635,313	$125,648,803	$(9,379,321)	$—	$—	$176,007,702
Secondary Investments*	$67,354,871	$112,620	$32,821,702	$117,360,448	$(16,621,846)	$—	$—	$201,027,795
Primary Investments*	$—	$—	$—	$2,925,000	$—	$—	$—	$2,925,000
Total	$118,706,422	$1,863,976	$39,457,015	$245,934,251	$(26,001,167)	$—	$—	$379,960,497

*

For the purposes of the tables above: (i) “Direct Investments” are private investments directly in the equity or debt of selected operating companies, often together with the management of the investee operating company; (ii) and “Secondary Investments” are single or portfolios of assets acquired on the secondary market. However, in the private equity market sector the term “secondary investments” is generally understood to mean Private Equity Fund Investments acquired in the secondary market (See Note 2.b). Notwithstanding the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any investment, the Fund may re-classify such investment as it deems appropriate.

Changes in inputs or methods used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methods used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

The amount of the net change in unrealized appreciation for the year ended March 31, 2026 relating to investments in Level 3 assets still held at March 31, 2026 is $39,427,910, which is included as a component of net change in unrealized (depreciation) on investments on the Consolidated Statement of Operations.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

3. Fair Value Measurements (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of March 31, 2026:

Type of Security	Fair Value at March 31, 2026 (000’s)*	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Direct Investments:
Direct Equity	$58,708	Market comparable companies	Enterprise value to EBITDA multiple	4.07x – 24.50x (11.62x)
	22,195	Market comparable companies	Price to book ratio	2.30x – 2.90x (2.67x)
	9,720	Recent financing/transaction	Recent transaction price	n/a
	74	Exit price	Recent transaction price	n/a
	85,310	Market comparable companies	Enterprise value to sales multiple	4.92x – 29.90x (14.79x)
Primary and Secondary Investments	$203,953	Adjusted reported net asset value	Reported net asset value	n/a

Level 3 Direct Equity Investments valued using an unobservable input are directly affected by a change in that input. For Direct Investments, significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurements.

The amounts from Partners Group investment vehicles pertain to non-investment related assets (liabilities) and/or any difference in fair value classification of its underlying investments. In certain cases, this may also include underlying investments that are measured under Level 1 or Level 2 but presented under Level 3 in fair value measurement note since the investments are held under external partnership investments.

Financial Instruments Disclosed, But Not Carried, At Fair Value

The carrying value of the debt obligation (Note 4) generally approximates its fair value due to its variable interest rate and short-term nature. The fair value of this debt obligation would be categorized as Level 2 under the ASC 820 hierarchy.

4. Revolving Credit Agreement

On September 22, 2025 (“Closing Date”), the Fund, together with Onshore Subsidiary and Finance Subsidiary (collectively, the “Borrowers”), entered into Credit Agreement with JPMorgan Chase Bank, N.A., London Branch (“Lender”), with a maximum commitment of $50,000,000 (“Lender’s Commitment”), maturing on September 22, 2028 (“Maturity Date”). The Fund anticipates that borrowings under the Credit Agreement will be used primarily for working capital requirements and for financing investments and funding associated costs and expenses. Advances under the Credit Agreement bear interest at a per annum rate equal to, with respect to any Term Benchmark loan denominated in USD, the Adjusted Term SOFR Rate (Term SOFR plus 0%) plus an applicable margin of 2.90%, with respect to any Term Benchmark loan denominated in EUR, the Adjusted EURIBOR Rate (EURIBOR multiplied by the Statutory Reserve Rate) plus an applicable margin of 2.90%, with respect to any RFR loan, the Adjusted Daily Simple RFR (Daily Simple RFR plus 0%) plus an applicable margin of 2.90%, and with respect to any Alternate Base Rate loans, an amount equal to the highest of the Prime Rate, the NYFRB Rate (New York Federal Reserve Bank Rate) plus 0.50%, or the one-month Adjusted Term SOFR Rate plus 1.00%, plus an applicable margin of 2.90%. The Borrowers pay an Unused Commitment Fee on the aggregate Lender’s Commitment minus aggregate outstanding principal (“Total Outstanding Amount”) for each day from the Closing Date to the Maturity Date at the Commitment Fee Rate. The Commitment Fee Rate is (a) 1.20% per annum when the Total Outstanding Amount is less than 30% of Lender’s Commitment, (b) 1.00% per annum when the Total Outstanding Amount is between 30% and 70% of Lender’s Commitment, and (c) 0.80% per annum when the Total Outstanding Amount is greater than 70% of Lender’s Commitment. The fee is calculated on the basis of actual days elapsed and a 360-day year, accrues daily, and is payable quarterly in arrears. For

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

4.	Revolving Credit Agreement (continued)

the year ended March 31, 2026, the Fund borrowed $6,200,000 and incurred $815,844 in interest expense under the Credit Agreement. As of March 31, 2026, the Borrowers were in compliance with all covenants and other requirements of the Credit Agreement.

For the year ended March 31, 2026, the Fund had total average debt of $23,606,283 at a weighted average interest rate of 6.60%.

5. Unit Transactions/Subscription and Repurchase of Units

In general, Units are offered for purchase as of the first day of each calendar month. However, Units may be offered more or less frequently as determined by the Board in its sole discretion.

Pursuant to the conditions of an exemptive order issued by the SEC, and in compliance with Rule 12b-1 under the Investment Company Act, the Fund has adopted a Distribution and Service Plan for the Class A Units and Class S Units (the “Distribution Plan”). The Distribution Plan allows the Fund to pay distribution fees for the promotion and distribution of its Class A Units and Class S Units and the provision of personal services to holders of Class A Units and Class S Units. Under the Distribution Plan, the Fund may pay as compensation an amount up to 0.85% for Class A Units and up to 0.25% for Class S Units on an annualized basis of the value of the Fund’s net assets attributable to Class A Units and Class S Units, respectively (the “Distribution Fee”). Payment of the Distribution Fee is governed by the Distribution Plan. The Distribution Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund with respect to Class A Units and Class S Units. Notwithstanding the foregoing, the Fund may only expend up to 0.75% on an annualized basis of the Fund’s net assets attributable to Class A Units for distribution and promotion expenses. The actual fee to be paid by the Fund to broker/dealers and financial institutions and intermediaries will be negotiated based on the extent and quality of services provided. Class I Units and Class M Units are not subject to the Distribution Plan or the Distribution Fee and do not bear any expenses associated therewith. In addition, subscriptions for Class A Units may be subject to a placement fee of up to 3.50% of the subscription amount, and subscriptions for Class S Units may be subject to a placement fee of up to 1.50% (the “Placement Fee”). No Placement Fee may be charged without the consent of the placement agent.

The Board may, from time to time and in its sole discretion, cause the Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase Units, the Board considers the recommendation of the Adviser, as well as a variety of other operational, business, and economic factors. The Adviser anticipates recommending to the Board that, under normal circumstances, the Fund conduct quarterly repurchase offers for Units having an aggregate value of no more than 5% of the Fund’s net assets each January 1st, April 1st, July 1st and October 1st. The Fund is entitled to charge a 2.00% early repurchase fee for any repurchase of Units from a Member at any time prior to the day immediately preceding the first anniversary of the Member’s purchase of such Units.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

5. Unit Transactions/Subscription and Repurchase of Units (continued)

Transactions in Units were as follows:

	For the Year Ended March 31, 2026		For the Year Ended March 31, 2025*
	Units	Dollar Amounts	Units	Dollar Amounts
Class A Units
Issuance	79,682,147	$160,246,000	—	$—
Reinvestment	3,352,963	6,755,549	—	—
Redemptions	(80,516)	(164,334)	—	—
Net increase (decrease)	82,954,594	$166,837,215	—	$—
Class I Units
Issuance	35,275,642	$69,364,500	50,696,061	$43,260,000
Reinvestment	8,029,938	16,202,006	—	—
Exchanges	373,028	803,996	—	—
Net increase (decrease)	43,678,608	$86,370,502	50,696,061	$43,260,000
Class M Units
Issuance	175,579	$348,723	—	—
Net increase (decrease)	175,579	$348,723	—	$—
Class S Units
Issuance	2,049,346	$4,116,500	191,186	$375,000
Reinvestment	144,960	291,847	—	—
Exchanges	(373,164)	(803,996)	—	—
Net increase (decrease)	1,821,142	$3,604,351	191,186	$375,000

*	Updated to reflect the effect of a 1-for-4 unit split on July 2, 2024.

6. Management Fees, Incentive Fee, and Fees and Expenses of Managers

Under the terms of the Investment Management Agreement, which became effective on December 31, 2023, the Adviser is responsible for providing day-to-day investment management and certain other services to the Fund, subject to the ultimate supervision of and to any policies established by the Board. Accordingly, the Adviser is responsible for developing, implementing and supervising the Fund’s investment program. As consideration for its investment management services under the Investment Management Agreement, the Fund pays the Adviser a monthly management fee equal to 1/12th of 1.50% (1.50% on an annualized basis) of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. For the year ended ended March 31, 2026, the Fund incurred $4,282,540 in management fees expense to the Adviser. The Adviser has entered into a fee waiver agreement with the Fund, which became effective on June 1, 2025, whereby any fee under the Investment Management Agreement payable by the Fund to the Adviser shall be waived or reduced by 0.25% per annum (“Fee Waiver Agreement”) for a period of twelve months, ending May 31, 2026. Pursuant to the Fee Waiver Agreement, $1,064,524 of management fees incurred during the period were waived.

In addition to the monthly management fee, at the end of each calendar quarter (and at certain other times), the Adviser will be entitled to receive an Incentive Fee equal to 15% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of calculating the Incentive Fee, the term “net profits” means the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the beginning of the same period, including any net change in unrealized appreciation or depreciation of investments, realized income, gains or losses, and expenses, and excluding contributions and withdrawals. The Fund maintains a memorandum account (the “Loss Recovery Account”), which had an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

6. Management Fees, Incentive Fee, and Fees and Expenses of Managers (continued)

amount of the net profits of the Fund for the quarter. Members will benefit from the New Loss Recovery Account in proportion to their holdings of Units. For the year ended March 31, 2026, the Fund incurred $5,171,689 in Incentive Fees due to the Adviser of which $0 was waived by the Adviser, without the ability to recoup, pursuant to the Acknowledgement Agreement.

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the total annual expenses (excluding taxes, interest, brokerage commissions, certain transaction related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee, and any acquired fund fees and expenses) do not exceed 3.15% on an annualized basis with respect to Class A Units, 2.30% on an annualized basis with respect to Class I Units, 2.30% on an annualized basis with respect to Class M Units and 2.55% on an annualized basis with respect to Class S Units (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to affect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the Expense Limit in effect at the time of the Waiver, and (b) the Expense Limit in effect at the time of the recoupment (“Recoupment”). The Expense Limitation and Reimbursement Agreement may be terminated by the Adviser or the Fund upon thirty days’ written notice to the other party. For the year ended March 31, 2026, the Adviser made Recoupments of $837,416 and $16,634, for Class I and Class S, respectively, for previously waived amounts. The Adviser did not waive or reimburse expenses under the Expense Limitation and Reimbursement Agreement during the period.

Each Independent Manager is paid an annual fee equal to $40,000, payable by the Fund quarterly in arrears. The Fund also reimburses the expenses of the Independent Managers incurred in connection with their services as Independent Managers. The Independent Managers do not receive any pension or retirement benefits from the Fund.

7. Affiliated Investments

Under Section 2(a)(3) of the Investment Company Act, a portfolio company is considered “affiliated” with the Fund if the Fund owns five percent or more of such portfolio company’s outstanding voting securities. The Fund held at least five percent of the outstanding voting securities of the following portfolio companies as of March 31, 2026:

	Shares/ Principal as of March 31, 2026	Fair Value as of March 31, 2025	Gross Additions(1)	Gross Reductions(2)	Realized Gains/ Losses	Change in Unrealized Gains (Losses)	Fair Value as of March 31, 2026	Affiliated Income/ Accretion of Discount
Controlled Affiliates
Restor3D, Inc.	4,527,607	$—	$11,697,033	$—	$—	$1,279,819	$12,976,852	—
Total Controlled Affiliates	4,527,607	$—	$11,697,033	$—	$—	$1,279,819	$12,976,852	—

(1)

Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, the accretion of discounts and the exchange of one or more existing securities for one or more new securities.

(2)

Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities.

8. Accounting and Administration Agreement

The Administrator serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping and investor related services pursuant to an Accounting and Administration Agreement between the Fund and the Administrator. For its services the Administrator receives a monthly fee that is based upon the average net assets of the Fund, fees on portfolio transactions, as well as reasonable out of pocket expenses. For the year ended March 31, 2026, the Fund incurred $510,430 in administration and accounting fees due to the Administrator.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

9. Investment Transactions

Total purchases of investments for the year ended March 31, 2026 amounted to $248,905,472. Total distribution proceeds from sale, redemption, or other disposition of investments for the year ended March 31, 2026 amounted to $28,974,403. The cost of investments for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such investments. The Fund relies upon actual and estimated tax information provided by the managers of the Private Equity Fund Investments as to the amounts of taxable income allocated to the Fund as of March 31, 2026.

10. Commitments

As of March 31, 2026, the Fund had funded $323,308,864 or 83.56% of the $386,940,784 of its total commitments to Private Equity Investments. With respect to its (i) Direct Investments it had funded $159,764,129 of $171,061,238 in total commitments, (ii) Secondary Investments it had funded $160,619,734 of $200,879,543 in total commitments, and (iii) Primary Investments it had funded $2,925,001 of $15,000,003 in total commitments, in each case, as of March 31, 2026.

11. Segment Reporting

The Fund operates through a single operating and reporting segment with an investment objective to seek long-term capital appreciation by investing in a diversified portfolio of private equity and debt investments including infrastructure. The chief operating decision maker (“CODM”) is comprised of the Fund’s lead portfolio managers and the Fund’s President and Chief Financial Officer. The Fund represents a single operating segment, as the CODM monitors and assesses the operating results of the Fund as a whole, based on a defined investment objective of the Fund. The Fund’s portfolio composition, total returns, expense ratios and changes in net assets are used by the CODM to assess segment performance and make sure resource allocations are consistent with the information presented within the Fund’s consolidated financial statements. The accompanying consolidated financial statements detail the Fund’s segment assets, liabilities, revenues, and expenses.

12. Indemnification

In the normal course of business, the Fund may enter contracts that provide general indemnification. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund under such agreements, and therefore cannot be established; however, based on management’s experience, the risk of loss from such claims is considered remote.

13. Risk Factors

An investment in the Fund involves significant risks, including illiquid portfolio investments risk, valuation risk, liquidity limited to periodic repurchases of Units risk and general market risk. These risks should be carefully considered prior to investing and should only be considered by investors financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

13.a. Illiquid Portfolio Investments Risk

The Fund invests substantially all its available capital in Private Equity Investments. Typically, these investments are in restricted securities that are not traded in public markets and are subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may have a concentration of investments in a particular industry or sector. The performance of investments in the sector may have a significant impact on the performance of the Fund. The Fund’s Private Equity Investments are illiquid, typically subject to various restrictions on resale, and there is no assurance that the Fund will be able to realize the value of such investments in a timely manner. Private Equity Fund Investments are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Private Equity Fund Investments.

13.b. Valuation Risk

Except where a market exists for the securities in which the Fund is directly or indirectly invested, the Fund values its investments at fair value as determined in good faith by the Adviser in accordance with the valuation procedures that have been approved by the Board. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

13. Risk Factors (continued)

of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s net asset value on a given date to understate or overstate materially the value that the Fund may ultimately realize upon the sale of one or more Fund Investments. To mitigate the risk, the Fund has retained, subject to Board oversight, one or more valuation assurance service providers to provide the Fund reasonable assurance on the fair value determinations by the Adviser, as the valuation designee.

The Adviser, as the valuation designee, fair values the Fund’s investments in private equity funds based on valuations provided by the respective portfolio fund managers, which valuations may also be based on fair valuation procedures. Further, the fair values of private equity funds are subject to adjustment or revisions if the Fund’s NAV is adjusted after a member has received their Units upon purchase or received repurchase proceeds in a repurchase offer.

13.c. Closed-End Fund; Liquidity Limited to Periodic Repurchases of Units

The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. The Fund is not a liquid investment and you should not invest in this Fund if you need a liquid investment.

Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Units at their net asset value (after all applicable fees), or, in certain circumstances, at a discount, and the Adviser intends to recommend that, in normal market circumstances, the Board conduct repurchase offers of no more than 5% of the Fund’s net assets quarterly on or about each January 1, April 1, July 1 and October 1, Units are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Units that an investor tenders due to the illiquidity of the Fund investments. If the Members request the Fund to repurchase more Units than the Fund is then offering to repurchase, the Fund may choose to repurchase Units on a pro rata basis, and Members may not have all of the Units they tendered repurchased. There can be no assurance that the Fund will conduct repurchase offers in any particular period and Members may be unable to tender Units for repurchase for an indefinite period of time.

13.d. Market Risk

The Fund is subject to market risk, which means the value of the Units will fluctuate based on market conditions and Members could lose money. The value of the Units could also decline significantly and unexpectedly, based on many factors, including national and international political, economic, or regulatory developments, interest rate levels, market, or other conditions, as well as global events such as war, military conflict or other conflict, natural or environmental disasters and infectious disease outbreaks. Events in the financial markets and in the broader economy may cause uncertainty and volatility and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways.

Various countries have also seen significant internal conflicts and, in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

The impairment or failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund, an underlying fund or their portfolio companies have a commercial relationship could adversely affect, among other things, the Fund, underlying fund or one of their portfolio company’s ability to pursue key strategic initiatives, including by affecting the Fund, an underlying fund or portfolio company’s ability to access depository accounts or borrow from financial institutions on favorable terms.

Additionally, if the sponsor of an underlying fund, or a portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, the underlying fund and/or its portfolio companies may experience issues receiving financial support from the sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

13. Risk Factors (continued)

Climate change may pose long-term risks to physical and biological systems, including increased severity of wildfires, coastal flooding, erosion, and storms. Such events could adversely impact the financial condition of states, municipalities, and other issuers, and may negatively affect property values and the viability of certain industries. These factors could materially impact the Fund and negatively affect the value and performance of the Fund’s investments.

Advancements in technology, including the development and increased regulation of artificial intelligence, may adversely impact markets and the overall performance of the Fund. As technology evolves, liquidity and market movements may be affected, and the profitability and growth of Fund holdings could be significantly impacted.

14. Tax Information

Distributions to Members are recorded on the ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations that may differ in various (or significant) respects from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations.

The tax year of the Fund is the 12-month period ending on October 31.

For the tax year ended October 31, 2025, for U.S. federal income tax purposes, the Fund’s aggregate unrealized appreciation and depreciation on its investments based on cost were as follows:

	Investments	Forward Foreign Currency Contracts
Tax Cost	$287,305,675	$134,657,497
Gross unrealized appreciation	39,403,717	1,694,225
Gross unrealized depreciation	(624,762)	(249,642)
Net unrealized investment appreciation	$38,778,955	$1,444,583

For the tax year ended October 31, 2025, the Fund made the following permanent book-tax differences and reclassifications. These reclassifications were due to differences between book and tax accounting, primarily for total tax adjustment from basis difference, reversal of partnership distribution dividends, reversal of partnership book gain/loss, total book gain/loss recognized on partial sales and distribution re-designations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

Paid in capital excess of par value	$(35,355,319)
Distributable earnings (accumulated gain)	35,355,319

For the tax year ended October 31, 2025, the Fund’s tax year end components of distributable earnings on a tax basis are as follows:

Late Year Ordinary Loss Deferral	$(8,250,329)
Net Tax Appreciation/(Depreciation)	38,668,709
Undistributed Capital Gains	—
Capital Loss Carryover	—

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

14. Tax Information (continued)

The tax character of distributions for the tax years ended October 31, 2025 and 2024, was as follows:

	2025	2024
Ordinary Income	$22,385,149	$—
Long-term capital gains	340,311	—
Return of Capital	1,484,787	—
	$24,210,247	$—

ASC Topic 740, “Accounting for Uncertainty in Income Taxes” (“ASC 740”) provides guidance on the accounting for and disclosure of uncertainty in tax position. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position for all open tax years (the current and prior years, as applicable), the Adviser has concluded that the Fund does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740. Such open tax years remain subject to examination and adjustment by tax authorities.

As of March 31, 2026, the deferred tax liability within the Onshore Subsidiary amounts to $1,699,498, which is primarily related to net unrealized gains on investments.

15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and determined that there were no subsequent events that require disclosure in the consolidated financial statements.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited)

INDEPENDENT MANAGERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***	OTHER DIRECTORSHIPS HELD BY MANAGER**
James F. Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chairman and Manager	Since inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-2023).	4	Manager, Partners Group Private Equity Fund, LLC; Manager, Partners Group Next Generation Infrastructure, LLC; Director, Partners Group Lending Fund, LLC
L. Randolph Hood Year of Birth: 1956 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since inception	Retired; Managing Director and Chief Investment Officer (CIO Emeritus from 2014 - 2015), ERISA Plans, Prudential Insurance Company of America (2002-2015).	4	Manager, Partners Group Private Equity Fund, LLC; Manager, Partners Group Next Generation Infrastructure, LLC; Director, Partners Group Lending Fund, LLC
Stephen G. Ryan Year of Birth: 1959 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since inception	Professor of Accounting, Stern School of Business, New York University (1995-Present).	4	Manager, Partners Group Private Equity Fund, LLC; Manager, Partners Group Next Generation Infrastructure, LLC; Director, Partners Group Lending Fund, LLC

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INDEPENDENT MANAGERS (continued)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***	OTHER DIRECTORSHIPS HELD BY MANAGER**
Thomas M. Fortin Year of Birth: 1963 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since 2024	Retired;Managing Partner and Chief Information Officer (2021-2024) and Managing Partner and Chief Operating Officer (2017-2021) of iCapital, Inc.	4	Manager, Partners Group Private Equity Fund, LLC; Manager, Partners Group Next Generation Infrastructure, LLC; Director, Partners Group Lending Fund, LLC
Ruth S. Goodstein Year of Birth: 1960 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since 2026	Founding partner of Lower Loop Partners, LLC (since 2025); Chief Operating Officer of Macquarie Asset Management Wealth Solutions (2022-2025); and Chief Operating Officer, Central Park Group (2006-2022).	4	Independent Director, VistaOne and CVC-PEF; Manager, Partners Group Private Equity Fund, LLC; Manager, Partners Group Next Generation Infrastructure, LLC; Director, Partners Group Lending Fund, LLC

*	Each Manager serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Equity Fund, LLC, Partners Group Next Generation Infrastructure, LLC, Partners Group Growth, LLC and Partners Group Lending Fund, LLC.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***	OTHER DIRECTORSHIPS HELD BY MANAGER**
Robert M. Collins(1) Year of Birth: 1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager; President	Since inception	Partner, Partners Group (2021–Present); Managing Director, Partners Group (2005– Present).	4	Manager, Partners Group Private Equity Fund, LLC; Manager, Partners Group Next Generation Infrastructure, LLC; Director, Partners Group Lending Fund, LLC
Brian J. Igoe Year of Birth: 1986 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Financial Officer	Since inception	Partners Group (2015-Present).	4	N/A
Helen Flood Year of Birth: 1983 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Operating Officer	Since inception	Partners Group (2014-Present).	4	N/A
Daniel Whitcomb Year of Birth: 1972 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Compliance Officer	Since inception	Manager, DJ Whitcomb LLC (2024-Present); Chief Compliance Officer, ACA Group (2023-2024); Director, Alpha Financial Markets Consulting Group Limited (2021-2023).	4	N/A

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS (continued)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***	OTHER DIRECTORSHIPS HELD BY MANAGER**
Vilma DeVooght Year of Birth: 1977 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Secretary	Since inception	Partners Group (2021-Present).	4	N/A

*	Each Manager and Officer serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Equity Fund, LLC, Partners Group Next Generation Infrastructure, LLC, Partners Group Growth, LLC and Partners Group Lending Fund, LLC.

(1)	Mr. Collins is deemed an “interested person” of the Fund due to his position as a Partner of the Adviser.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling 1-877-748-7209 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

Federal Tax Information (Unaudited)

For the tax year ended October 31, 2025, the amount of long-term capital gains designated by the Fund was $340,311.

Approval of Investment Management Agreement

At a meeting of the Board held on December 17, 2025, the Board, including a majority of the Independent Managers, approved by a unanimous vote the continuation of the Investment Management Agreement between the Fund and the Adviser (the “Agreement”).

In advance of the meeting, the Independent Managers requested and received extensive materials from the Adviser to assist them in considering the renewal of the Agreement. The materials provided by the Adviser included detailed comparative information relating to the performance, advisory fees, and other expenses of the Fund.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Managers then met separately with independent counsel to the Independent Managers for a further review of the information presented in the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Agreement.

Discussion of Factors Considered

The Independent Managers considered, among other things: (1) the terms of the Agreement; (2) the nature and quality of the advisory services rendered; (3) the experience and qualifications of the personnel that provide such services; (4) the fee structure and the expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (5) the direct and indirect costs incurred by the Adviser and its affiliates in performing advisory services for the Fund, the basis of determining and allocating these costs, and the profitability to the Adviser and its affiliates in performing such services; (6) possible economies of scale arising from the growth of the Fund and the extent to which these have been passed on to the Fund; (7) other compensation or possible benefits to the Adviser and its affiliates arising from their advisory and other relationships with the Fund; (8) the Fund’s investment performance compared to other similar funds; (9) the fees charged by the Adviser and other investment advisers to similar clients and in comparison to industry fees for similar services; and (10) possible conflicts of interest that the Adviser may have with respect to the Fund.

The Independent Managers concluded that the nature, extent, and quality of the services provided by the Adviser was appropriate and consistent with the terms of the Agreement, that the quality of those services was consistent with industry norms and that the Fund benefited from the Adviser’s management of the Fund’s investment program. In this regard, they took into account the scope of services provided to the Fund by the Adviser under the Agreement and the complexity of the Fund’s investment program. The Independent Managers also considered that on a regular basis they received and reviewed information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act.

The Independent Managers considered the performance of the Fund. The Independent Managers noted that, compared with a group of similar funds, the Fund generally underperformed in the 2025 fiscal year but outperformed in the 2024 fiscal year. The Independent Managers also noted that there were limited comparable funds available for the Fund to assess performance, given the Fund’s relatively short track record. The Independent Managers further observed that the Fund outperformed its Growth Benchmark by 10.4% on an annualized basis, for the since-inception period through September 30, 2025, noting that the “Growth Benchmark” refers to MSCI ACWI SMID Growth Index.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

The Independent Managers also concluded that the Adviser had sufficient personnel with the appropriate education and experience to serve the Fund effectively and demonstrated its continuing ability to attract and retain qualified personnel. The Independent Managers noted that the Adviser was part of a larger investment advisory group that advises other funds and individual investors with respect to private equity investments and that relationship may make available to the Fund investment opportunities that would not be available to the Fund if the Adviser were not the Fund’s investment adviser.

The Independent Managers considered the costs of the services provided by the Adviser and the compensation and benefits received by the Adviser in providing services to the Fund. The Independent Managers reviewed the financial statements of the Adviser and the Adviser’s parent and a profitability analysis of the Adviser with respect to the services it provides to the Fund, considered any direct or indirect revenues that could be received by affiliates of the Adviser, and concluded that the Adviser’s fees and profits were reasonable in relation to the nature and quality of the services provided to the Fund, taking into account the fees charged by other advisers for managing comparable funds. The Independent Managers also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund and the quality of services provided by the Adviser.

The Independent Managers considered the extent to which economies of scale have been realized and whether fee levels reflect those economies, noting that as the Fund continues to grow, additional economies of scale may be realized. The Independent Mangers considered in that regard that the Fund’s gross and net expense ratios, exclusive of incentive fees, had generally declined as the Fund’s assets have grown, and that the Adviser has contractually agreed to limit the Fund’s expenses.

The Independent Managers also discussed any ancillary benefits that may be received by the Adviser’s parent company and its affiliates from the Adviser’s management of the Fund, including, without limitation, the potential for increased brand recognition of the Adviser’s parent company and its affiliates. The Independent Managers concluded that the Adviser’s fees were reasonable in light of any fall-out benefits.

The Independent Managers considered all factors and no one factor alone was deemed dispositive.

Conclusion

The Independent Managers determined that the information presented provided a sufficient basis upon which to approve the continuation of the Agreement, and that the compensation and other terms of the Agreement were in the best interests of the Fund and its members.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy

FACTS	WHAT DOES PARTNERS GROUP GROWTH, LLC DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Partners Group Growth, LLC chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Partners Group Growth, LLC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 1-877-748-7209

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

What we do
How does Partners Group Growth, LLC protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Partners Group Growth, LLC collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise your rights, please contact:

Partners Group Growth, LLC

1114 Avenue of the Americas

37th Floor

New York, New York 10036

Attn: Chief Compliance Officer

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

We retain your personal information for a period of at least five (5) years from the date on which you first invested in the Partners Group Growth, LLC for which personal data was provided or the date when you fully redeemed your investment. Thereafter, your personal information will be deleted (or otherwise erased or de-identified) any such personal data except as required or permitted by applicable law or regulation.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include companies with a Partners Group name, such as Partners Group (USA) Inc., investment adviser to the Fund and other funds, and Partners Group AG.

Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Partners Group Growth, LLC does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Partners Group Growth, LLC does not jointly market.

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(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant did not grant any implicit or explicit waivers to the provisions of the Code during the period covered by the report. A copy of the Code is filed under Item 19(a)(1) of this Form.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of managers has determined that Mr. Stephen Ryan is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $279,307 for 2025 and $224,885 for 2026.

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2025 and $0 for 2026.

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2025 and $0 for 2026.

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2025 and $0 for 2026. The registrant's independent registered public accounting firm provides reasonable assurances on the correctness of the processes and procedures leading to the fair value of the investments calculated by Partners Group (USA) Inc. as well as the calculation itself, in accordance with their quarterly fair valuation process.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's audit committee must pre-approve the audit and non-audit services of the independent registered public accounting firm prior to the independent registered public accounting firm’s engagement.

(e)(2) Percentage of Services.

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 100%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2025 and $0 for 2026.

(h) The registrant's audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committees of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedules of Investments are included as part of the reports to shareholders filed under Item 1(a) of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Proxy Voting Policies are attached herewith.

PROXY VOTING POLICY

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the "Advisers Act") to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Partners Group (USA) Inc. (the “Adviser”) is the investment manager to Partners Group Growth, LLC (the “Fund”). All proxy voting responsibilities of the Fund are performed by the Adviser, with the assistance of the Administrator of the Fund. The Adviser utilizes Glass Lewis Europe Limited ("Proxy Firm"), to administer the voting of the Fund's proxies.

This policy is designed to address the Adviser’s obligations with respect to the Fund pursuant to Rule 206(4)-6 of the Advisers Act.

The Adviser shall vote the proxies appurtenant to all shares of corporate stock or ownership interest owned by the Fund for which it serves as adviser, and the Adviser shall vote said proxies in accordance with the proxy voting policies set forth herein.

1.	Scope of Policy

The Adviser is a fiduciary to the Fund. Accordingly, the Adviser has a fiduciary duty to vote all proxies in the best interest of the Fund.

The Adviser has an obligation to vote all proxies received from shares of corporate stock or ownership interest owned by its client accounts in the best interests of those clients.1 In voting these proxies, the Adviser may not be motivated by, or subordinate the Fund's interests, to its own objectives or those of persons or parties unrelated to the Fund. The Adviser will endeavor to exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares or ownership interests owned by the Fund and received by the Adviser. The Adviser shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

In order to carry out its responsibilities with regard to voting proxies, the Adviser will seek to track all shareholder/interest holder meetings convened by companies whose shares are held in the Fund, identify all material issues presented to shareholder/interest holders at such meetings, formulate a reasonable position on each such issue and ensure that proxies pertaining to all shares or ownership interests owned in client accounts are voted in accordance with such determinations.

In addition, the Adviser has engaged the services of the Proxy Firm, an independent third party, to cast proxy votes according to the Adviser’s established guidelines. The Proxy Firm will be required to promptly notify the Adviser of any proxy issues that do not fall under the guidelines set forth below. The Adviser does not believe that conflicts of interest will generally arise in connection with its proxy voting directives.

2.	Proxy Guidelines

The Adviser’s general policy is to support proposals that maintain or enhance (i) the economic value of the issuer and (ii) the rights and interests of unitholders, and to oppose proposals that are inconsistent with these objectives. Accordingly, proxy proposals are typically voted as set forth below. However, the Adviser may deviate from such general guidelines if it reasonably determines that doing so is in the best interest of the Fund.

I.	Election of Board of Directors

•	The Adviser will generally vote in support of management’s nominees for the board of directors, and in favor of proposals that support board independence.

II.	Appointment of Independent Auditors

•	The Adviser will generally support the recommendation of the board of directors.

III.	Issues of Corporate Structure and Shareholder/Interest Holder Rights

•	The Adviser generally supports proposals designed to maintain or enhance shareholder/interest holder rights and/or value, such as the following:

o	Management proposals for approval of stock/interest repurchase programs or stock splits (including reverse splits).

[1]	For purposes of this policy, opportunities to vote on matters raised in connection with the Fund investments are considered to be proxies

o	Proposals supporting shareholder/interest holders rights (i) to vote on shareholder/interest holder rights plans (poison pills), (ii) to remove supermajority voting provisions and/or (iii) to call special meetings and to act by written consent.

•	The Adviser does not support obstacles erected by companies to prevent mergers or takeovers, as it considers that such actions may depress the company’s marketplace value. Accordingly, the Adviser generally votes against management on proposals such as the following:

o	Anti-takeover and related provisions that serve to prevent the majority of shareholder/interest holders from exercising their rights or effectively deter appropriate tender offers and other offers.
o	Shareholder/interest holder rights plans (poison pills) that allow the board of directors to block appropriate offers to shareholder/interest holders or which trigger provisions preventing legitimate offers from proceeding.
o	Reincorporation in a jurisdiction which has more stringent anti-takeover and related provisions.
o	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholder/interest holders if triggered.
o	Establishment of classified boards of directors.

•	The Adviser generally votes against management on proposals such as the following, which have potentially substantial financial or best interest impact:

o	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholder/interest holders.
o	Amendments to by-laws which would require super-majority shareholder/interest holder votes to pass or repeal certain provisions.
o	Elimination of shareholder/interest holders’ right to call special meetings.
o	Excessive compensation.
o	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy.
o	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.	Mergers and Acquisitions

•	The Adviser evaluates Mergers and Acquisitions on a case-by-case basis, and will use its discretion to vote in a manner that it believes will maximize shareholder/interest holder value.

V.	Executive and Director Equity-Based Compensation

•	The Adviser is generally in favor of properly constructed equity-based compensation arrangements. The Adviser will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive. However, the Adviser may oppose management proposals that could potentially significantly dilute shareholder/interest holders’ ownership interests in the company, or which it considers unreasonable.

VI.	Corporate Social and Policy Issues

•	With respect to the wide variety of corporate and social policy issues for which voting may be required, the Adviser generally supports proposals that are designed to enhance the economic value of the issuer, provided such policies are not inconsistent with the principles of socially responsible investing adopted by the Adviser.

VII.	Matters Arising in Respect of Private Market Investments

•	Matters arising in respect of direct investments will be considered on a case-by-case basis. The Adviser will vote on or consent to such matters in a manner that is consistent with the general policy and principles outlined above. The basis for the voting decision and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

3.	Conflicts

From time to time, the Adviser will review a proxy which presents a potential material conflict. As a fiduciary to its clients, the Adviser takes these potential conflicts very seriously. While the Adviser’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by the Adviser’s potential conflict, there are a number of courses the Adviser may take including, but not limited to, delegating the vote to the Proxy Firm. The final decision about which course to follow shall be made by the Adviser’s investment committee.

When the matter clearly corresponds to one of the proposals enumerated above, casting a vote which simply follows the Adviser’s pre-determined policy would eliminate the Adviser’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that the Adviser believes more active involvement is necessary, the Adviser may delegate the vote to the Proxy Firm to determine the appropriate vote.

Alternatively, in certain situations the Adviser’s investment committee may determine that delegating the vote to the Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the investment committee shall make a decision about the voting of the proxy. The basis for the voting decision, and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

4.	Proxy Voting Procedures

The following describes the standard procedures that are to be followed with respect to carrying out the Adviser's proxy policy. The execution of these procedures may be delegated in whole or in part.

1.	When a proxy vote is called for, all relevant information in the proxy materials will be recorded by the Adviser in a database.

2.	The Adviser will confirm the Fund's holdings of the securities and that the Fund is eligible to vote.

3.	The Adviser will review the proxy and if necessary compile information relating to such proxy. The Adviser will consider whether there are any conflicts or other issues that warrant the delegating the vote to the Proxy Firm.

4.	In determining how to vote, the Adviser will consider the guidelines set forth above, the Adviser’s knowledge of the company, and the recommendations (if any) put forth by the Proxy Firm or an affiliate.

5.	The Adviser will maintain the documentation that supports its voting position. In particular, as to non-routine, materially significant or controversial matters, such documentation will describe the position taken, why that position is in the best interest of the Fund, an indication of whether the Adviser supported or did not support management and/or any other relevant information.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Adviser may review the proxy to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Adviser will endeavor to submit its vote on all proxies in a timely fashion, in sufficient time for the vote to be lodged to the extent the Adviser has had an opportunity to follow its Proxy Policy.

8.	The Adviser will retain (i) a copy of each proxy statement that the Adviser receives regarding the Fund's securities; (ii) a record of each vote cast by the Adviser on behalf of the Fund; (iii) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of the Fund or that memorializes the basis for that decision; (iv) a copy of each written client request for information on how the Adviser voted proxies on behalf of the Fund, and (v) a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted proxies on behalf of the requesting Fund investor.

9.	The Adviser will periodically review these policies and procedures to ensure compliance.

5.	Obtaining Proxy Voting Information

To obtain information on how the Adviser voted proxies, Fund investors may contact:

Partners Group Growth, LLC

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

Attn: Chief Compliance Officer

Re: Proxy voting information request

6.	Recordkeeping

The Fund and Adviser shall retain their (i) proxy voting policies and procedures; (ii) proxy statements received regarding portfolio securities of the Fund; (iii) records or votes it casts on behalf of the Fund; (iv) records of Fund investor requests for proxy voting information and responses to such requests, and (v) any documents prepared by the Adviser that are material in making a proxy voting decision. Such records may be maintained with a third party, such as the Proxy Firm, that will provide a copy of the documents promptly upon request.

Adopted: November 2, 2023

Item 13. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Investment Committee of Partners Group (USA) Inc. (the “Adviser”), who are primarily responsible for the day-to-day portfolio management of the Partners Group Growth, LLC (the “registrant” or the “Fund”), as of the date of filing of the report:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Robert Collins	Partner	Since Inception*	Partner, Partners Group (2021-Present); Managing Director, Partners Group (2012-2021); Partners Group (2005-Present).	Portfolio Management
Thomas Stein	Partner	Since 2021	Partner, Partners Group (2023-Present); Managing Director, Partners Group (2018-2023).	Portfolio Management
Adam Howarth	Partner	Since Inception**	Partner, Partners Group (2022-Present); Partners Group (2007-Present).	Portfolio Management
Joel Schwartz	Partner	Since 2015	Partner, Partners Group (2017-Present); Partners Group (2013-Present).	Portfolio Management
Anthony Shontz	Partner	Since 2012	Partner, Partners Group (2022-Present); Partners Group (2007-Present); Director, Board of Partners Group (USA) Inc. (2018-2023).	Portfolio Management

Robin Shelley	Managing Director	Since 2024	Managing Director, Partners Group (2024-Present); Senior Investment Leader, Partners Group (2021-2023); Investment Leader, Partners Group (2020).	Portfolio Management
Andre Burba	Managing Director	Since 2026	Managing Director, Partners Group (2022-Present); Partners Group (2022-Present)	Portfolio Management
Ron Lamontagne	Managing Director	Since 2016	Managing Director, Partners Group (2015-Present); Partners Group (2015-Present).	Portfolio Management

*	Mr. Collins served as a portfolio manager for the registrant from 2009-2012, Chief Financial Officer since inception-2014 and President from 2014-present.
**	Mr. Howarth served as a portfolio manager for the registrant from 2009-2011 and as deputy portfolio manager from 2014-2018.

The following table provides biographical information about the members of the Liquid Private Markets (“LIPM”) Investment Committee of the Adviser, who are primarily responsible for managing the listed private equity portion of the Fund’s portfolio, as of the date of filing of this report:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Benjamin Lorenz	Senior Portfolio Manager - LIPM	Since 2022	Senior Portfolio Manager, Partners Group, (2024-Present); Portfolio Manager, Partners Group (2022-2024); Senior Investment Analyst, Partners Group (2019-2021); Partners Group (2011-Present).	Portfolio Management – LIPM
Lorenzo Papi	Portfolio Manager – LIPM	Since 2023	Portfolio Manager, Partners Group, (2023-Present); Investment Associate, Partners Group (2020-2023); Investment Analyst, Partners Group (2018-2020).	Portfolio Management – LIPM

The following table provides biographical information about the members of the US Liquid Credit Management Team (“LCM”) Investment Committee of the Adviser, who are primarily responsible for managing the liquid credit investments of the Fund’s portfolio, as of the date of filing of this report:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Marisa Chen	LCM Committee Member	Since 2024	Head of Structured Issuance, Partners Group, (2026-Present); Partners Group (2017-Present).	Portfolio Management - LCM
Mark Hempling	LCM Committee Member	Since 2024	Senior Lead Credit Researcher, Partners Group, (2022-Present); Partners Group (2018-Present).	Portfolio Management - LCM
Maurus Maissen	LCM Committee Member	Since 2024	Senior Lead Credit Researcher, Partners Group, (2021-Present); Partners Group (2018-Present).	Portfolio Management - LCM
Joshua Moskow	LCM Committee Member	Since 2024	Senior Portfolio Manager (Liquid Credit), Partners Group, (2024-Present); Partners Group (2024-Present).	Portfolio Management - LCM
Jonathan Rothburd	LCM Committee Member	Since 2024	Co-Head of US Liquid Credit Research, Partners Group, (2026-Present); Partners Group (2013-Present).	Portfolio Management - LCM

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than Partners Group Growth, LLC, for which the members of the Investment Committee of the Adviser are jointly and primarily responsible for the day-to-day portfolio management as of March 31, 2026:

NAME OF PORTFOLIO MANAGEMENT TEAM MEMBER	NUMBER OF OTHER ACCOUNTS MANAGED AND TOTAL VALUE OF ASSETS† BY ACCOUNT TYPE FOR WHICH THERE IS NO PERFORMANCE-BASED FEE			NUMBER OF OTHER ACCOUNTS AND TOTAL VALUE OF ASSETS† FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Andre Burba	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.2 billion	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion
Robert Collins	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.2 billion	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion
Robin Shelley	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.2 billion	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion
Thomas Stein	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.2 billion	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion
Adam Howarth	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.2 billion	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion
Ron Lamontagne	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.2 billion	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion

Joel Schwartz	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.2 billion	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion
Anthony Shontz	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.2 billion	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion
Benjamin Lorenz*	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.2 billion*	17 pooled investment vehicles with a value of $5.2 billion*	Zero accounts
Lorenzo Papi*	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.2 billion*	17 pooled investment vehicles with a value of $5.2 billion*	Zero accounts
Marisa Chen**	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.2 billion**	6 pooled investment vehicles with a value of $3.2 billion**	28 other accounts with a value of 11.4 billion**
Mark Hempling**	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.2 billion**	6 pooled investment vehicles with a value of $3.2 billion**	28 other accounts with a value of 11.4 billion**
Maurus Maissen**	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.2 billion**	6 pooled investment vehicles with a value of $3.2 billion**	28 other accounts with a value of 11.4 billion**
Joshua Moskow**	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.2 billion**	6 pooled investment vehicles with a value of $3.2 billion**	28 other accounts with a value of 11.4 billion**

Jonathan Rothburd**	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $16.2 billion**	6 pooled investment vehicles with a value of $3.2 billion**	28 other accounts with a value of 11.4 billion**

†	Approximate
*	Member of the Liquid Private Markets Investment Committee. Only the listed portions of the relevant registered investment company's or pooled investment vehicle's portfolios are managed by this member.
**	Member of the US Liquid Credit Management Investment Committee. Only the liquid credit components, if any, of the relevant registered investment company's or pooled investment vehicles portfolios are managed by this member.

Potential Conflicts of Interests

Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser is a wholly-owned subsidiary of Partners Group Holding AG (“Partners Group Holding”) and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding. Partners Group Holding is a listed company with major ownership by its employees. The ownership structure is designed to motivate and retain employees.

The Portfolio Management Team and other employees of the Adviser are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team based performance. Key professionals, including the Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.

This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or options depending upon the extent of ownership interest. As a result, the Adviser believes that members of the Portfolio Management Team have a strong interest to remain with the firm over the long term.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee of the Adviser indirectly in the Fund as of March 31, 2026:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned
Robert Collins	$100,001-$500,000
Robin Shelley	None
Thomas Stein	None
Adam Howarth	None
Joel Schwartz	None
Anthony Shontz	None
Andre Burba	None
Ron Lamontagne	None
Benjamin Lorenz	None
Lorenzo Papi	None
Marisa Chen	None
Mark Hempling	None
Maurus Maissen	None
Joshua Moskow	None
Jonathan Rothburd	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16. Controls and Procedures

(a). The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b). There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Partners Group Growth, LLC

By (Signature and Title):	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 9, 2026

By (Signature and Title):	/s/ Brian Igoe
Brian Igoe, Chief Financial Officer
(Principal Financial Officer)

Date:	June 9, 2026